[AIM LOGO APPEARS HERE]

                THE AIM FAMILY OF FUNDS--Registered Trademark--

                         AIM EUROPEAN DEVELOPMENT FUND

             (A SERIES PORTFOLIO OF AIM INTERNATIONAL FUNDS, INC.)

PROSPECTUS
November 12, 1997
as revised
January 2, 1998

           AIM EUROPEAN DEVELOPMENT FUND (the "Fund") is a diversified, series investment portfolio of AIM International Funds, Inc. (the "Company"), an open-end, series, management investment company. The Fund seeks to provide long-term growth of capital. There is no assurance that the Fund will attain its investment objective. The Fund seeks to achieve its objective by investing in a diversified portfolio of European equity securities, the issuers of which are considered by the Fund's investment advisor to have strong earnings momentum or demonstrate other potential for capital appreciation.

           The Fund has the ability to invest a significant portion of its total assets in securities of European issuers located in "emerging markets." See "Risk Factors."

           This Prospectus sets forth basic information about the Fund that prospective investors should know before investing. It should be read and retained for future reference. A Statement of Additional Information, dated November 12, 1997, as revised January 2, 1998, has been filed with the United States Securities and Exchange Commission (the "SEC") and is incorporated herein by reference. The Statement of Additional Information is available without charge upon written request to the Company at P.O. Box 4739, Houston, Texas 77210-4739 or by calling (800) 347-4246. The SEC maintains a Web site at http://www.sec.gov that contains the Statement of Additional Information, material incorporated by reference, and other information regarding the Fund. Additional information about the Fund may also be obtained on the Web at http://www.aimfunds.com.

           THE FUND'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE FUND'S SHARES ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

           THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                             PAGE                                                   PAGE
                                             ----                                                   ----
SUMMARY..................................       2      INVESTOR'S GUIDE TO THE AIM FAMILY OF
THE FUND.................................       4        FUNDS--Registered Trademark--..........     A-1
  Table of Fees and Expenses.............       4        Introduction to The AIM Family of
  Performance............................       5           Funds...............................     A-1
  Investment Objective and Policies......       5        How to Purchase Shares.................     A-1
  Hedging Strategies and Other Investment                Terms and Conditions of Purchase of the
     Policies............................       6           AIM
  Risk Factors...........................       9           Funds...............................     A-2
  Investment Restrictions................      11        Special Plans..........................     A-9
  Management.............................      11        Exchange Privilege.....................    A-11
  Organization of the Company............      14        How to Redeem Shares...................    A-13
                                                         Determination of Net Asset Value.......    A-17
                                                         Dividends, Distributions and Tax
                                                            Matters.............................    A-18
                                                         General Information....................    A-20
                                                       APPLICATION INSTRUCTIONS.................     B-1

                                    SUMMARY
--------------------------------------------------------------------------------

  THE FUND. AIM International Funds, Inc. (the "Company") is a Maryland corporation organized as an open-end, series, management investment company. Currently the Company offers six separate series portfolios. This Prospectus relates to AIM EUROPEAN DEVELOPMENT FUND (the "Fund"). The Company also offers other classes of shares in five other investment portfolios, AIM ASIAN GROWTH FUND ("ASIAN FUND"), AIM GLOBAL AGGRESSIVE GROWTH FUND ("AGGRESSIVE GROWTH FUND"), AIM GLOBAL GROWTH FUND ("GROWTH FUND"), AIM GLOBAL INCOME FUND ("INCOME FUND"), and AIM INTERNATIONAL EQUITY FUND ("EQUITY FUND"), (collectively, with AIM EUROPEAN DEVELOPMENT FUND, the "Funds") each of which pursues unique investment objectives. All such other Funds offer multiple classes of shares to different types of investors. The shares of the other Funds of the Company have different sales charges and expenses, which may affect performance. To obtain information about ASIAN FUND, AGGRESSIVE GROWTH FUND, GROWTH FUND, INCOME FUND or EQUITY FUND, call (800) 347-4246. See "General Information."

  The investment objective of the Fund is to provide long-term growth of capital. The Fund seeks to achieve its objective by investing in a diversified portfolio of European equity securities, the issuers of which are considered by the Fund's investment advisor to have strong earnings momentum or demonstrate other potential for capital appreciation. Any income realized by the Fund will be incidental and will not be an important criterion in the selection of portfolio securities. Under normal market conditions, the Fund will invest at least 80% of its total assets in marketable equity securities (including common and preferred stock, depositary receipts for stock and other securities having the characteristics of stock) of European companies. The Fund may satisfy the foregoing requirement in part by investing up to 20% of its total assets in securities exchangeable for or convertible into equity securities. Under normal market conditions, at least three European countries will be represented in the Fund's portfolio of investments. The Fund may invest up to 65% of its total assets in securities of European issuers located in "developing" countries or "emerging markets." The Fund may invest up to 20% of its total assets in securities of non-European companies.

  The Fund intends to achieve its investment objective by using a fully managed investment policy providing for the selection of securities which meet certain quantitative standards determined by AIM. The Fund will also seek to spread its investments among countries or regions in accordance with the investment advisor's assessment of prospects for relative economic growth, political conditions, currency exchange fluctuations and other relevant factors. For more complete information on the Fund's investment objective, policies and strategies, see "Investment Objective and Policies" and "Hedging Strategies and Other Investment Policies."

  RISK FACTORS. THE FUND IS DESIGNED FOR LONG-TERM INVESTORS SEEKING INTERNATIONAL DIVERSIFICATION AND WILLING TO BEAR THE RISKS ASSOCIATED WITH (A) INVESTMENT IN FOREIGN SECURITIES, INCLUDING CURRENCY RISK, POLITICAL AND ECONOMIC RISK, REGULATORY RISK AND MARKET RISK; AND (B) INVESTMENT IN "EMERGING MARKETS," WHICH INVOLVE EXPOSURE TO ECONOMIC STRUCTURES THAT ARE GENERALLY LESS DIVERSE AND MATURE THAN IN THE UNITED STATES, AND TO POLITICAL SYSTEMS THAT MAY BE LESS STABLE. IT IS NOT DESIGNED AS A COMPLETE INVESTMENT PROGRAM. FOR A DISCUSSION OF THESE RISKS, SEE "RISK FACTORS."

  MANAGEMENT. A I M Advisors, Inc. ("AIM") serves as the Fund's investment advisor pursuant to an investment advisory agreement (the "Advisory Agreement"). AIM, together with its subsidiaries, manages or advises 56 investment company portfolios. Under the terms of the Advisory Agreement, AIM supervises all aspects of the Fund's operations and provides investment advisory services to the Fund. As compensation for these services, AIM receives a fee based on the Fund's average daily net assets. Under an Administrative Services Agreement, AIM may be reimbursed by the Fund for its costs of performing, or arranging for the performance of, certain accounting and other administrative services for the Fund. Under a Transfer Agency and Service Agreement, AIM Fund Services, Inc. ("AFS"), AIM's wholly owned subsidiary and a registered transfer agent, receives a fee for its provision of transfer agency, dividend distribution and disbursement and shareholder services for the Fund. Under the terms of a sub-advisory agreement (the "Sub--

Advisory Agreement") between AIM and INVESCO Global Asset Management Limited ("IGAM"), IGAM has been appointed by AIM to serve as investment sub-advisor to the Fund. IGAM is an indirect, wholly owned subsidiary of AMVESCAP PLC, the indirect parent of AIM. Under the terms of a sub-sub-advisory agreement (the "Sub-Sub-Advisory Agreement") between IGAM and INVESCO Asset Management Limited ("IAML"), IAML has been appointed by IGAM to serve as investment sub-sub-advisor to the Fund. IAML is also an indirect, wholly owned subsidiary of AMVESCAP PLC. The Sub-Advisory Agreement and Sub-Sub-Advisory Agreement provide that IGAM and IAML will furnish AIM with international economic and market research, securities analyses and investment recommendations for the Fund's portfolio. Neither IGAM nor IAML are responsible for actual portfolio investment decisions for the Fund or for the execution of transactions on behalf of the Fund. Under the Sub-Advisory Agreement, AIM compensates IGAM for its services through the payment of a portion of the fees paid by the Fund to AIM. Under the Sub-Sub-Advisory Agreement IGAM compensates IAML for its services through the payment of all the fees paid by AIM to IGAM. See "Management."

  MULTIPLE DISTRIBUTION SYSTEM. Investors may select Class A, Class B or Class C shares of the Fund which are offered by this Prospectus at an offering price that reflects differing sales charges and expense levels. See "Terms and Conditions of Purchase of the AIM Funds -- Sales Charges and Dealer Concessions."

          Class A Shares -- Shares are offered at net asset value plus any applicable initial sales charge.

          Class B Shares -- Shares are offered at net asset value, without an initial sales charge, and are subject to a maximum contingent deferred sales charge of 5% on certain redemptions made within six years of the date on which a purchase was made. Class B shares automatically convert to Class A shares of the Fund eight years following the end of the calendar month in which a purchase was made. Class B shares are subject to higher expenses than Class A shares.

          Class C Shares -- Shares are offered at net asset value, without an initial sales charge, and are subject to a contingent deferred sales charge of 1% on certain redemptions made within one year of the date such shares were purchased. Class C shares are subject to higher expenses than Class A shares.

  SUITABILITY FOR INVESTORS. The Multiple Distribution System permits an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the shares are expected to be held, whether dividends will be paid in cash or reinvested in additional shares of the Fund and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution fees and any applicable contingent deferred sales charges on Class B shares prior to conversion or Class C shares would be less than the initial sales charge and accumulated distribution fees on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return on Class A shares. To assist investors in making this determination, the table under the caption "Table of Fees and Expenses" sets forth examples of the charges applicable to each class of shares. Class A shares will normally be more beneficial than Class B shares or Class C shares to the investor who qualifies for reduced initial sales charges, as described below.
A I M Distributors, Inc. ("AIM Distributors") intends to reject any order for purchase of more than $250,000 for Class B shares.

  PURCHASING SHARES. Initial investments in any class of shares must be at least $500 and additional investments must be at least $50. The minimum initial investment is modified for investments through tax-qualified retirement plans and accounts initially established with an Automatic Investment Plan. The distributor of the Fund's shares is A I M Distributors, Inc., P.O. Box 4739, Houston, Texas 77210-4739. See "How to Purchase Shares" and "Special Plans."

  EXCHANGE PRIVILEGE. The Fund is one of several mutual funds distributed by AIM Distributors (collectively, "The AIM Family of Funds"). Class A, Class B and Class C shares of the Fund may be exchanged for shares of other funds in The AIM Family of Funds in the manner and subject to the policies and charges set forth herein. See "Exchange Privilege."

  REDEEMING SHARES. Holders of Class A shares may redeem all or a portion of their shares at net asset value on any business day, generally without charge. A contingent deferred sales charge of 1% may apply to certain redemptions of Class A shares, where purchases of $1 million or more are made at net asset value. See "How to Redeem Shares -- Contingent Deferred Sales Charge Program for Large Purchases."

  Holders of Class B shares may redeem all or a portion of their shares at net asset value on any business day, less a contingent deferred sales charge for redemptions made within six years following the date on which a purchase was made. Class B shares redeemed after six years following the date of purchase will not be subject to any contingent deferred sales charge. See "How to Redeem Shares -- Multiple Distribution System."

  Holders of Class C shares of the Fund may redeem all or a portion of their shares at net asset value on any business day, less a 1% contingent deferred sales charge for redemptions made within one year from the date such shares were purchased. Class C shares redeemed after one year from the date such shares were purchased will not be subject to any contingent deferred sales charge. See "How to Redeem Shares -- Multiple Distribution System."

  DISTRIBUTIONS. The Fund declares and pays dividends from net investment income, if any, and makes distributions of realized capital gains, if any, on an annual basis. Dividends and distributions of the Fund may be reinvested at net asset value without payment of a sales charge in the Fund's shares or may be invested in shares of the other funds in The AIM Family of Funds. See "Dividends, Distributions and Tax Matters" and "Special Plans."

  THE AIM FAMILY OF FUNDS, THE AIM FAMILY OF FUNDS AND DESIGN (I.E, THE AIM
LOGO), AIM AND DESIGN, AIM, AIM LINK, AIM INSTITUTIONAL FUNDS, LA FAMILIA AIM DE FONDOS AND LA FAMILIA AIM DE FONDOS AND DESIGN ARE REGISTERED SERVICE MARKS AND AIMFUNDS.COM AND INVEST WITH DISCIPLINE ARE SERVICE MARKS OF A I M MANAGEMENT GROUP INC.

                                    THE FUND
--------------------------------------------------------------------------------

TABLE OF FEES AND EXPENSES

  The following table is designed to help an investor in the Fund understand the various costs that an investor will bear, both directly and indirectly. The fees and expenses set forth in the table are based on the estimated average net assets of the respective classes of the Fund for the first period of operation. The rules of the SEC require that the maximum sales charge be reflected in the table, even though certain investors may qualify for reduced sales charges. See "How to Purchase Shares."

                                                              CLASS A     CLASS B     CLASS C
                                                              -------     -------     -------
Shareholder Transaction Expenses
  Maximum sales load imposed on purchase of shares (as a %
    of offering price)......................................   5.50%        None        None
  Maximum sales load on reinvested dividends and
    distributions...........................................    None        None        None
  Deferred sales load (as a % of original purchase price or
    redemption proceeds, whichever is lower)................    None*      5.00%       1.00%
  Redemption fee............................................    None        None        None
  Exchange fee..............................................    None        None        None
Annual Fund Operating Expenses (as a % of average net
  assets)
  Management fees...........................................   0.95%       0.95%       0.95%
  Rule 12b-1 distribution plan payments.....................   0.35%       1.00%       1.00%
  Other expenses............................................   0.70%       0.77%       0.77%
                                                               -----       -----       -----
      Total fund operating expenses.........................   2.00%       2.72%       2.72%
                                                               =====       =====       =====

------------

* Purchases of $1 million or more are not subject to an initial sales charge. HOWEVER, A CONTINGENT DEFERRED SALES CHARGE OF 1% APPLIES TO CERTAIN REDEMPTIONS MADE WITHIN 18 MONTHS FROM THE DATE SUCH SHARES WERE PURCHASED. See the Investor's Guide, under the caption "How to Redeem Shares -- Contingent Deferred Sales Charge Program for Large Purchases."

  EXAMPLES. An investor in the Fund would pay the following expenses on a $1,000 investment in Class A shares of the Fund, assuming (1) a 5% annual return and
(2) redemption at the end of each time period:

1 year....................................................    $ 74
3 years...................................................    $114

  THE EXAMPLES ABOVE ASSUME PAYMENT OF A SALES CHARGE AT THE TIME OF PURCHASE; ACTUAL EXPENSES MAY VARY FOR PURCHASES OF $1 MILLION OR MORE, WHICH ARE MADE AT NET ASSET VALUE AND ARE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE FOR 18 MONTHS FOLLOWING THE DATE SUCH SHARES WERE PURCHASED.

  An investor in the Fund would pay the following expenses on a $1,000 investment in Class B shares of the Fund, assuming (1) a 5% annual return and
(2) redemption at the end of each time period:

 1 year...................................................    $ 78
 3 years..................................................    $114

  An investor in the Fund would pay the following expenses on the same $1,000 investment in Class B shares, assuming no redemption at the end of each time period.

 1 year...................................................    $ 28
 3 years..................................................    $ 84

  An investor would pay the following expenses on a $1,000 investment in Class C shares of the Fund, assuming (1) a 5% annual return and (2) redemption at the end of each time period:

 1 year....................................................    $38
 3 years...................................................    $84

  An investor would pay the following expenses on the same $1,000 investment in Class C shares of the Fund, assuming no redemption at the end of each time period.

 1 year....................................................    $28
 3 years...................................................    $84

  As a result of 12b-1 fees, a long-term shareholder in the Fund may pay more than the economic equivalent of the maximum front-end sales charges permitted by rules of the National Association of Securities Dealers, Inc. Given the maximum front-end sales charge applicable to Class A shares and the Rule 12b-1 fees applicable to Class A shares, Class B shares and Class C shares, it is estimated that it would require a substantial number of years to exceed the maximum permissible front-end sales charges.

  THE ABOVE EXAMPLES SHOULD NOT BE CONSIDERED REPRESENTATIVE OF THE FUND'S ACTUAL OR FUTURE EXPENSES, WHICH MAY BE GREATER OR LESS THAN THOSE SHOWN. In addition, while the examples assume a 5% annual return, the Fund's actual performance will vary and may result in an actual return that is greater or less than 5%. The examples assume reinvestment of all dividends and distributions and that the percentage amounts for total fund operating expenses remain the same for each year.

--------------------------------------------------------------------------------

PERFORMANCE

  The Fund's performance may be quoted in advertising in terms of total return. All advertisements of the Fund will disclose the maximum sales charge (including deferred sales charge) to which investments in the Fund's shares may be subject. If any advertised performance data does not reflect the maximum sales charge (if any), such advertisement will disclose that the sales charge has not been deducted in computing the performance data, and that, if reflected, the maximum sales charge would reduce the performance quoted. See the Statement of Additional Information for further details concerning performance comparisons used in advertisements by the Fund. Further information regarding the Fund's performance will be contained in the Fund's annual report to shareholders, which is available upon request and without charge.

  Standardized total return for Class A shares reflects the deduction of the maximum initial sales charge at the time of purchase. Standardized total return for Class B shares reflects the deduction of the maximum applicable contingent deferred sales charge on a redemption of shares held for the period. Standardized total return for Class C shares reflects the deduction of a 1% contingent deferred sales charge, if applicable, on a redemption of shares held for the period.

  The Fund's total return shows its overall change in value, including changes in share price assuming that all the Fund's dividends and capital gain distributions are reinvested and that all charges and expenses are deducted. A cumulative total return reflects the Fund's performance over a stated period of time. An average annual total return reflects the hypothetical compounded annual rate of return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period. BECAUSE AVERAGE ANNUAL RETURNS TEND TO EVEN OUT VARIATIONS IN THE FUND'S RETURN, INVESTORS SHOULD RECOGNIZE THAT SUCH RETURNS ARE NOT THE SAME AS ACTUAL YEAR-BY-YEAR RESULTS. To illustrate the components of overall performance, the Fund may separate its cumulative and average annual returns into income results and capital gains or losses. The stated period for quotations of average annual total return will be for periods of one year and the life of the Fund (commencing as of the effective date of its registration statement).

  From time to time and in its discretion, AIM may waive all or a portion of its advisory fees and/or assume certain expenses of the Fund. Such a practice will have the effect of increasing the Fund's total return.

  The performance of the Fund will vary from time to time, and past results are not necessarily representative of future results. The Fund's performance is a function of its portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses of the Fund as well as by general market conditions. A shareholder's investment in the Fund is not insured or guaranteed. These factors should be carefully considered by the investor before making an investment in the Fund.

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND POLICIES

  The investment objective of the Fund, which is a fundamental policy that may be changed only with the approval of the Fund's shareholders, is to provide long-term growth of capital. The Fund intends to seek to achieve its investment objective by investing in a diversified portfolio of European equity securities, the issuers of which are considered by AIM to have strong earnings momentum or demonstrate other potential for capital appreciation. Any income realized by the Fund will be incidental and will not be an important criterion in the selection of portfolio securities. There can be no assurance that the Fund will achieve its objective.

  The Board of Directors of the Company reserves the right to change any of the investment policies, strategies or practices of the Fund, as described below and elsewhere in this Prospectus and in the Statement of Additional Information, without approval of the Fund's shareholders, except in those instances in which shareholder approval is expressly required.

  Under normal market conditions the Fund will invest at least 80% of its total assets in marketable equity securities, including common stock, preferred stock, depositary receipts for stock and other securities having the characteristics of stock (such as an equity or ownership interest in a company) of European companies. The Fund may satisfy the foregoing requirement in part by investing in the securities of European issuers which are in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), or other securities representing underlying securities of European issuers. The Fund may also satisfy such requirement by investing up to 20% of its total assets in securities exchangeable for or convertible into equity securities of European issuers. Investments in foreign securities may include securities issued by enterprises that have undergone or are currently undergoing privatization.

  The Fund considers an issuer of securities to be a European company if: (i) it is organized under the laws of a European country and has a principal office in a European country; (ii) it derives a significant portion (i.e., 50% or more) of its total revenues from business in Europe; or (iii) its equity securities are traded principally on a stock exchange in Europe or in an over-the-counter market in Europe. The Fund also considers European equity securities of closed-end management investment companies, the assets of which are invested primarily in European equity securities, to be securities of European companies.

  In managing the Fund, AIM seeks to apply to a diversified portfolio of European equity securities substantially the same investment strategy which it applies to several of its other managed portfolios which have similar investment objectives but which invest primarily in United States equities markets. The Fund will utilize to the extent practicable a fully managed investment policy providing for the selection of securities which meet certain quantitative standards determined by AIM. AIM reviews carefully the earnings history and prospects for growth of each company considered for investment by the Fund. It is expected that the Fund's portfolio, when fully invested, will generally be comprised of two basic categories of European companies: (1) "core" companies, which AIM considers to have experienced consistent long-term growth in earnings and to have strong prospects for outstanding future growth, and (2) companies that AIM believes are currently experiencing a greater than anticipated increase in earnings.

  If a particular European company meets the quantitative standards determined by AIM, its securities may be acquired by the Fund regardless of the location of the company or the percentage of the Fund's investments in the company's country or region. However, AIM will also consider other factors in making investment decisions for the Fund, including such factors as the prospects for relative economic growth among countries or regions, economic and political conditions, currency exchange fluctuations, tax considerations and the liquidity of a particular security.

  There are no prescribed limits on geographic asset distribution within the European community. Under normal market conditions, at least three European countries will be represented in the Fund's portfolio of investments. The Fund intends to invest in securities of issuers in Western Europe (such as the United Kingdom, Germany and the Netherlands) as well as companies of issuers in Eastern Europe (such as Croatia, Czech Republic, all of Russia and Turkey). Many of the countries in Eastern Europe are "developing" countries or "emerging markets." The Fund may invest up to 65% of its total assets in securities of European issuers located in "developing" countries or "emerging markets." For a description of the risks associated with investment in emerging markets, see "Risk Factors -- Emerging Markets." The Fund may invest up to 20% of its total assets in securities of non-European companies.

  Often there is less public information about foreign companies than is available in reports supplied by domestic companies, that foreign companies are not subject to uniform accounting and financial reporting standards, and that there may be greater delays experienced by the Fund in receiving financial information supplied by foreign companies than comparable information supplied by domestic companies. For these and other reasons, AIM from time to time may encounter greater difficulty applying its disciplined stock selection strategy to a European equity investment portfolio than to a portfolio of domestic equity securities.

  AIM may invest a portion of the Fund's assets in (i) cash or high-grade short-term securities, including repurchase agreements, commercial paper, time deposits and master notes, denominated either in U.S. dollars or foreign currencies, (ii) U.S. government obligations or investment grade corporate bonds or other debt securities, and (iii) taxable municipal securities, when such positions are deemed advisable in light of economic or market conditions or for daily cash management purposes. In addition, AIM may invest, for temporary defensive purposes, all or substantially all of the Fund's assets in the securities described above. To the extent that the Fund is invested to a significant degree in cash, high-grade short-term securities, U.S. government obligations, investment grade corporate bonds or other debt securities, or taxable municipal securities, its ability to achieve its investment objective of growth of capital may be adversely affected. Under normal circumstances, the Fund will invest no more than 20% of the value of its total assets in high-grade short-term securities. A repurchase agreement is an instrument under which the Fund acquires ownership of a debt security and the seller agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the Fund's holding period. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including (a) a possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (b) possible reduced levels of income and lack of access to income during this period and (c) expenses of enforcing its rights. The Fund intends to enter into repurchase agreements with sellers believed by AIM to present minimal credit risk. See "Investment Restrictions."

--------------------------------------------------------------------------------

HEDGING STRATEGIES AND OTHER INVESTMENT POLICIES

  The Fund may, at such times as AIM deems appropriate and consistent with the investment objective of the Fund, write (sell) covered put or call options and may purchase put or call options on its portfolio securities. The Fund may also purchase and sell (i) options on domestic and foreign securities and currencies,
(ii) stock index options, (iii) stock, currency and interest rate futures, (iv) options on stock, currency, stock index and interest rate futures and (v) foreign forward currency exchange contracts. The purpose of such transactions is to hedge against changes in the market value of the Fund's portfolio securities caused by fluctuating interest rates, fluctuating currency exchange rates and changing market conditions, and to close out or offset existing positions in such options or futures contracts as described below. The Fund will not engage in such transactions for speculative purposes. Any change to such policy must be submitted by AIM to the Company's Board of Directors prior to the effectiveness of such change.

  OPTIONS. The Fund may purchase put or call options. Such options give the Fund the right for a fixed period of time to sell (in the case of purchase of a put option) or to buy (in the case of purchase of a call option) the number of units of the underlying security or obligation covered by the option at a fixed or determinable exercise price. Buying a put option hedges against the risk of a market decline. Buying a call option hedges against a market advance. Prior to its expiration, a put or call option may be sold in a closing sale transaction. Gain or loss from such a sale will depend on whether the amount received is more or less than the premium paid for the option plus the related transaction costs.

  The Fund may also write (sell) put or call options, but only if such options are covered and remain covered as long as the Fund is obligated as a writer of the option (seller). A call option is "covered" if the Fund owns the underlying security covered by the call. A put option is "covered" if the Fund's custodian segregates cash or liquid securities with a value equal to the exercise price of the put option. If a "covered" call or put option expires unexercised, the writer realizes a gain in the amount of the premium received. If the covered call option is exercised, the writer realizes either a gain or loss from the sale or purchase of the underlying security with the proceeds to the writer being increased by the amount of the premium. If the covered put option is exercised, the writer's cost of purchasing the underlying security is reduced by the amount of the premium received from the initial sale of the put option. Prior to its expiration, a put or call option may be closed out by means of a purchase of an identical option. Any gain or loss from such transaction will depend on whether the amount paid is more or less than the premium received for the option plus related transaction costs.

  The Fund may also purchase and write options in combination with each other to adjust the risk and return characteristics of certain portfolio security positions. This technique is commonly referred to as a "collar."

  Options are subject to certain risks, including the risk of imperfect correlation between the option and the Fund's portfolio securities and the risk that there might not be a liquid secondary market for the option when the Fund seeks to hedge against adverse market movements. In general, options whose strike prices are close to their underlying securities' current values will have the highest trading value, while options whose strike prices are further away may be less liquid. The liquidity of options may also be affected if options exchanges impose trading halts, particularly when markets are volatile.

  Options purchased or written by the Fund may be traded on the national securities exchanges or negotiated with a dealer. Options traded in the over-the-counter market may not be as actively traded as those on an exchange, so it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to such options. Such options and the securities used as "cover" for such options, unless otherwise indicated, would be considered illiquid securities.

  The Fund will not write options if, immediately after such sale, the aggregate value of the securities or obligations underlying the outstanding options would exceed 25% of the Fund's total assets. The Fund will not purchase put options (including options on securities indices and futures contracts) if, at the time of investment, the aggregate premiums to be paid for such options would exceed 5% of its total assets.

  FUTURES AND FORWARD CONTRACTS. Since substantially all of the securities held by the Fund may be denominated in foreign currencies, the value of the Fund's portfolio will be affected by changes in exchange rates between currencies (including the U.S. dollar), as well as by changes in the market value of the securities themselves. The Fund may enter into interest rate, exchange rate and currency futures contracts and related options, or it may purchase or sell stock index futures contracts and related options in order to hedge the value of its portfolio against changes in market conditions or in exchange rates between currencies (including the U.S. dollar). Futures contracts obligate the seller to deliver a specific type of security called for in the contract, at a specified future time and for a specified price. Futures contracts are traded on U.S. and foreign exchanges and generally contain standardized strike prices and expiration dates. Certain futures contracts may be satisfied by actual delivery of the securities or, more typically, by entering into an offsetting transaction. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract. In addition to purchasing or selling futures contracts on currencies and specific securities, interest rates and exchange rates, the Fund may purchase or sell stock index futures contracts. A stock index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of a stock index at the beginning and at the end of the contract period. No more than 5% of the Fund's total assets will be committed to initial margin deposits required pursuant to futures contracts. Percentage investment limitations on the Fund's investment in options on futures contracts and asset coverage requirements are set forth above under "Options." Although the Fund is authorized to invest in futures contracts and related options with respect to foreign securities, stock indices, interest rates and currencies, it will limit such investments to those which have been approved by the Commodity Futures Trading Commission for investment by United States investors.

  In attempting to manage its currency exposure, the Fund may buy and sell currencies, either in the spot (cash) market or in the forward market (through forward contracts generally expiring within one year). The Fund may also enter into forward contracts with respect to a specific purchase or sale of a security, or with respect to its portfolio positions generally. When the Fund purchases a security for settlement in the near future, it may immediately purchase in the forward market the currency needed to pay for and settle the purchase. By entering into a forward contract with respect to the specific purchase or sale of a security denominated in a foreign currency, the Fund can secure an exchange rate between the trade and settlement dates for that purchase or sale transaction. This practice is sometimes referred to as "transaction hedging." Unlike futures contracts, forward contracts are generally individually negotiated and privately traded. A forward contract obligates the seller to sell a specific security or currency at a specified price on a future date, which may be any fixed number of days from the date of the contract. The Fund may enter into transaction hedging forward contracts with respect to all or a substantial portion of its trades.

  There are risks associated with the use of futures and forward contracts and options thereon for hedging purposes. During certain market conditions, sales of futures contracts may not completely offset a decline or rise in the value of the Fund's portfolio securities or currency against which the futures or forward contract or options thereon are being sold. In the futures and options on futures markets, it may not always be possible to execute a buy or sell order at the desired price, or to close out an open position due to market conditions, limits on open positions and/or daily price fluctuations. Risks in the use of futures contracts and options thereon also result from the possibility that changes in the market value of securities or currency may differ substantially from the changes antici-pated by the Fund when hedged positions were established. Successful use of futures and forward contracts and options thereon is dependent upon AIM's ability to predict correctly movements in the direction of the applicable markets. No assurance can be given that AIM's judgment in this respect will be correct. Accordingly, the Fund may lose the expected benefit of futures and forward transactions and options thereon if markets move in an unanticipated manner.

  OTHER HEDGING TECHNIQUES. For hedging purposes, the Fund may also purchase foreign currencies in the form of bank deposits as well as other foreign money market instruments, including, but not limited to, bankers' acceptances, certificates of deposit, commercial paper, short-term government and corporate obligations and repurchase agreements.

  TEMPORARY DEFENSIVE MEASURES. To a limited extent the Fund may employ certain investment techniques intended to provide liquidity for temporary or emergency purposes, provide flexibility in the purchase of new issues of securities, protect the Fund from a decline in the market value of its securities and permit the Fund to invest all of its assets. Those techniques include entering into reverse repurchase agreements, lending portfolio securities, purchasing securities on a "when-issued" basis, short sales "against the box" and investing in closed-end investment companies.

  REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with institutions believed by the Company's Board of Directors to present minimal credit risk. A repurchase agreement is an instrument under which the Fund acquires ownership of a debt security and the seller agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the Fund's holding period. In the event of a bankruptcy or other default of a seller of a repurchase agreement (such as the sellers' failure to repurchase the obligation in accordance with the terms of the agreement), a Fund could experience both delays in liquidating the underlying securities and losses, including: (a) a possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible reduced levels of income and lack of access to income during this period; and (d) expenses of enforcing its rights. Repurchase agreements are considered to be loans by the Fund under the Investment Company Act of 1940, as amended (the "1940 Act"). Repurchase agreements will be secured by U.S. Treasury securities, U.S. Government agency securities (including, but not limited to, those which have been stripped of their interest payments and mortgage-backed securities) and commercial paper. For additional information on the use of repurchase agreements, see the Statement of Additional Information.

  REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve the sale by the Fund of a portfolio security with a simultaneous obligation to repurchase the security at an agreed upon price, date and interest payment. The Fund will enter into reverse repurchase agreements solely for temporary or defensive purposes to facilitate the orderly sale of portfolio securities to accommodate abnormally heavy redemption requests should they occur. The Fund will use reverse repurchase agreements when the interest income to be earned from the securities that would otherwise have to be liquidated to meet redemption requests is greater than the interest expense of the reverse repurchase transaction. The Fund may enter into reverse repurchase agreements in amounts not exceeding 33 1/3% of the value of its total assets. Reverse repurchase agreements involve the risk that the market value of securities retained by the Fund in lieu of liquidation may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. This risk, if encountered, could cause a reduction in the net asset value of the Fund's shares. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

  LENDING OF PORTFOLIO SECURITIES. The Fund may from time to time lend securities from its portfolio, with a value not exceeding 33 1/3% of its total assets, to banks, brokers and other financial institutions, and receive in return collateral in the form of cash or securities issued or guaranteed by the U.S. Government which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. During the period of the loan, the Fund receives the income on both the loaned securities and the collateral and thereby increases its yield. In the event that the borrower defaults on its obligation to return loaned securities because of insolvency or otherwise, the Fund could experience delays and costs in gaining access to the collateral and could suffer a loss to the extent that the value of the collateral falls below the market value of the loaned securities.

  BORROWING. The Fund may borrow money to a limited extent from banks (including the Fund's custodian bank) for temporary or emergency purposes subject to the limitations under the 1940 Act. The current provisions of the 1940 Act restrict borrowings (including reverse repurchase agreements) to an aggregate of 33 1/3% of the Fund's total assets at the time of the transaction. In addition, the Fund does not intend to engage in leverage; therefore consistent with current interpretations of the Securities and Exchange Commission, the Fund will not purchase additional securities while borrowings from banks exceed 5% of the Fund's total assets.

  SECURITIES ISSUED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS. The Fund may purchase securities on a "when-issued" basis, that is, delivery of and payment of the securities is not fixed at the date of purchase, but is set after the securities are issued (normally within forty-five days after the date of the transaction). The Fund also may purchase or sell securities on a delayed delivery basis. The payment obligation and the interest rate that will be received on the delayed delivery securities are fixed at the time the buyer enters into the commitment. The Fund will only make commitments to purchase when-issued or delayed delivery securities with the intention of actually acquiring such securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. If the Fund purchases a when-issued security or enters into a delayed delivery agreement, the Fund's custodian bank will segregate cash or liquid securities in an amount at least equal to the when-issued commitment or delayed delivery agreement commitment.

  SHORT SALES. The Fund may make short sales "against the box." A short sale is a transaction in which a party sells a security it does not own in anticipation of a decline in the market value of that security. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain securities identical to those sold short without payment of any further consideration. The Fund will enter into such transactions only to the extent the aggregate value of all securities sold short does not represent more than 10% of the Fund's total assets at any given time.

  ILLIQUID SECURITIES AND RULE 144A SECURITIES. The Fund will not invest more than 15% of its total assets in illiquid securities, including restricted securities which are illiquid. Although securities which may be resold only to "qualified institutional buyers" in accordance with the provisions of Rule 144A under the Securities Act of 1933 are unregistered securities, the Fund may purchase Rule 144A securities without regard to the 15% limitation described above provided that a determination is made that such securities have a readily available trading market. AIM will determine the liquidity of Rule 144A securities under the supervision of the Company's Board of Directors. The liquidity of Rule 144A securities will be monitored by AIM and, if as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities will be reviewed to determine what, if any, action is required to assure that the Fund does not invest more than 15% of its total assets in illiquid securities. See the Statement of Additional Information.

  CLOSED-END INVESTMENT COMPANIES. The Fund may invest up to 10% of its total assets in the securities of certain closed-end investment companies. Shares of closed-end investment companies are often traded at market prices that are less than the net asset values of their shares. Such investments will involve the payment of duplicative fees through the indirect payment of a portion of the expenses, including advisory fees, of such closed-end investment companies.

  PORTFOLIO TURNOVER. Any particular security will be sold, and the proceeds reinvested, whenever such action is deemed prudent from the viewpoint of the Fund's investment objectives, regardless of the holding period of that security. The estimated portfolio turnover rate for the Fund is less than 100%. A higher rate of portfolio turnover may result in higher transaction costs, including brokerage commissions. Also, to the extent that higher portfolio turnover results in a higher rate of net realized capital gains to the Fund, the portion of the Fund's distributions constituting taxable capital gains may increase.

--------------------------------------------------------------------------------

RISK FACTORS

  FOREIGN SECURITIES. There can be no assurance that the Fund's investment objective will be attained. The Fund is designed for investors seeking international diversification, and is not intended as a complete investment program. In addition, investing in securities of foreign companies generally involves greater risks than investing in securities of domestic companies. Investors should consider carefully the following special factors before investing in the Fund.

  Currency Risk. The value of the Fund's foreign investments may be affected by changes in currency exchange rates. The U.S. dollar value of a foreign security generally decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and tends to increase when the value of the U.S. dollar falls against such currency.

  Political and Economic Risk. The economies of many of the countries in which the Fund may invest are not as developed as the United States economy and may be subject to significantly different forces. Political or social instability, deterioration of diplomatic relations, expropriation, nationalization or confiscatory taxation, and limitations on the removal of funds or other assets could also adversely affect the value of the Fund's investments. Individual foreign economies may also differ favorably or unfavorably from the United States economy in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position, which may likewise affect the Fund's investments. Moreover, foreign legal systems may be affected by the prevailing political climate and the Fund may not be able to obtain legal remedies or enforce judgments in those courts.

  Regulatory Risk. Foreign companies are generally not subject to the regulatory controls imposed on United States issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by the Fund may be reduced by withholding tax at the source which would reduce dividend income payable to the Fund's shareholders.

  Market Risk. The securities markets in many of the countries in which the Fund invests will have substantially less trading volume than the major United States markets. As a result, the securities of some foreign companies may be less liquid and experience more price volatility than comparable domestic securities. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers which may make it difficult to enforce contractual obligations. In addition, transaction costs in foreign securities markets are likely to be higher, since brokerage commission rates in foreign countries are likely to be higher than in the United States.

  EMERGING MARKETS. General. A developing country or emerging market country can be considered to be a country that is in the initial stages of its industrialization cycle. Currently, emerging markets generally include every country in the world other than the developed European countries (primarily in Western Europe), the United States, Canada, Japan, Australia, New Zealand, Hong Kong and Singapore. The characteristics of markets can change over time. Currently, investing in many emerging markets may not be desirable or feasible because of the lack of adequate custody arrangements for the Fund's assets, overly burdensome repatriation and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks or other reasons. As desirable opportunities to invest in securities in emerging markets develop, the Fund may expand and further broaden the group of emerging markets in which it invests. In the past, markets of developing countries have been more volatile than the markets of developed countries; however, such markets often have provided higher rates of return to investors. AIM believes that these characteristics can be expected to continue in the future.

  Many of the risks described above relating to foreign securities generally will be greater for emerging markets than for developed countries. Many emerging markets have experienced substantial rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain developing markets. Economies in emerging markets generally are heavily dependent upon international trade and accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be affected adversely by economic conditions in the countries with which they trade.

  Also, the securities markets of developing countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Disclosure, regulatory and accounting standards in many respects are less stringent than in the United States and other developed markets. There also may be a lower level of monitoring and regulation of developing markets and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited.

  In addition, brokerage commissions, custodial services and other costs relating to investment in foreign markets generally are more expensive than in the United States; this is particularly true with respect to emerging markets. Such markets have different settlement and clearance procedures. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such settlement problems may cause emerging market securities to be illiquid. The inability of the Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Certain emerging markets may lack clearing facilities equivalent to those in developed countries. Accordingly, settlements can pose additional risks in such markets and ultimately can expose the Fund to the risk of losses resulting from the Fund's inability to recover from a counterparty.

  The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for the Fund's portfolio securities in such markets may not be readily available. The Fund's portfolio securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Board of Directors.

  Investment in certain emerging market securities is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain emerging market securities and increase the costs and expenses of the Fund. Emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments, the market could impose temporary restrictions on foreign capital remittances.

  Eastern European Markets. The Fund intends to invest in the securities of issuers domiciled in Eastern European countries. Investment in the securities of issuers in Eastern European markets involves certain additional risks not involved in investment in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets, (ii) uncertain national policies and social, political and economic instability (including the possibility that such countries could revert to a centralist planned government), increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments, (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments, (iv) national policies which may limit the Fund's investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests, and (v) the lack of developed legal structures governing private and foreign investments and private property.

  Eastern European capital markets are emerging in a dynamic political and economic environment brought about by the recent events there that have reshaped political boundaries and traditional ideologies. In such a dynamic environment, there can be no assurance that the Eastern European capital markets will continue to present viable investment opportunities for the Fund. In the past, Eastern European governments have expropriated substantial amounts of private property, and most claims of the property owners have never been finally settled. There is no assurance that such expropriations will not recur. In such an event, it is possible that the Fund could lose the entire value of its investments in the affected Eastern European markets.

  The currencies of Eastern European countries are not, at present, freely convertible into other currencies. Also, certain Eastern European authorities presently require that securities of certain Eastern European issuers be held by custodians in Eastern Europe. At this time, it is possible that certain Eastern European countries may not have available institutions qualified under the 1940 Act to hold Fund assets. Therefore, the Fund may need to seek an exemptive order from the SEC prior to investing in certain Eastern European countries. There is no assurance that the SEC would issue such an order.

  Reforms currently underway and anticipated throughout Eastern Europe are directed at political and economic liberalization, with efforts to develop increasingly market-oriented economies and to decentralize the economic and political decision-making processes currently in the forefront. There can be no assurance that these reforms will continue or, if continued, will achieve their goals; in addition, there is the possibility that reforms may be reversed in the future.

--------------------------------------------------------------------------------

INVESTMENT RESTRICTIONS

  The following restrictions may not be changed without approval of the Fund's shareholders. The Fund may not:

          1. Purchase a security if, as a result, with respect to 75% of the value of the Fund's total assets, taken at market value, more than 5% of the value of the Fund's total assets, taken at market value, would be invested in securities of any one issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, and except that a Fund may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order.

          2. Purchase a security if, as a result, more than 10% of the outstanding voting securities of any issuer would be held by the Fund, except that the Fund may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order.

          3. Purchase a security if, as a result, 25% or more of the value of the Fund's total assets, taken at market value, would be invested in the securities of issuers having their principal business activities in the same industry. This restriction does not apply to obligations issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities but will apply to foreign government obligations unless the SEC permits their exclusion.

          4. Issue senior securities, except to the extent permitted by the 1940 Act, including permitted borrowings.

  A complete listing of investment restrictions applicable to the Fund, some of which may be changed by the Board of Directors without shareholder approval, is contained in the Statement of Additional Information.

--------------------------------------------------------------------------------

MANAGEMENT

  The overall management of the business and affairs of the Fund is vested with the Company's Board of Directors. The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the investment advisory agreement with AIM, the administrative services agreement with AIM, the agreement with AIM Distributors regarding distribution of the Fund's shares, the agreement with State Street Bank and Trust Company as custodian, and the agreement with A I M Fund Services, Inc. as transfer agent. The day-to-day operations of the Fund are delegated to the officers of the Company and to AIM, subject always to the objective and policies of the Fund and to the general supervision of the Board of Directors. Information concerning the Board of Directors may be found in the Statement of Additional Information. Certain directors and officers of the Company are affiliated with AIM and A I M Management Group Inc. ("AIM Management"), the parent corporation of AIM. AIM Management is a holding company engaged in the financial services business. AIM Management is an indirect, wholly owned subsidiary of AMVESCAP PLC, a publicly-traded holding company that, through its subsidiaries, engages in the business of investment management on an international basis.

  INVESTMENT ADVISOR. A I M Advisors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046, serves as the investment advisor to the Fund pursuant to an investment advisory agreement dated as of February 28, 1997, as amended (the "Advisory Agreement"). AIM was organized in 1976 and, together with its subsidiaries, manages or advises 56 investment company portfolios (including the Fund).

  Under the terms of the Advisory Agreement, AIM supervises all aspects of the Fund's operations and provides investment advisory services to the Fund. AIM obtains and evaluates economic, statistical and financial information to formulate and implement investment programs for the Fund.

  SUB-ADVISOR AND SUB-SUB-ADVISOR. INVESCO Global Asset Management Limited, Cedar House, 41 Cedar Avenue, Hamilton, HM12 Bermuda, serves as sub-advisor to the Fund pursuant to a sub-advisory agreement between AIM and IGAM, dated as of November 1, 1997 (the "Sub-Advisory Agreement"). INVESCO Asset Management Limited, 11 Devonshire Square, London, England EC2M4YR, serves as sub-sub-advisor to the Fund pursuant to a sub-sub-advisory agreement between IGAM and IAML, dated as of November 1, 1997 (the "Sub-Sub-Advisory Agreement"). By the terms of the Sub-Advisory Agreement and Sub-Sub-Advisory Agreement, AIM has appointed IGAM and IGAM has appointed IAML to provide AIM with international economic and market research, securities analyses and investment recommendations with respect to the Fund's investment portfolio. IGAM has delegated certain of its responsibilities to IAML through the Sub-Sub-Advisory Agreement. IAML provides international economic and market research, securities analyses and investment recommendations with respect to the Fund's investment portfolio. The Sub-Advisory Agreement and Sub-Sub-Advisory Agreement provide that neither IGAM nor IAML are responsible for the actual portfolio investment decisions of the Fund or for the execution of portfolio transactions on behalf of the Fund. The Fund's portfolio investment decisions and the execution of securities transactions to carry out such decisions are solely the responsibility of AIM as the Fund's investment advisor. The professional investment staffs of IGAM and IAML include experienced portfolio managers and research staffs. IGAM and IAML are indirect, wholly owned, investment advisory subsidiaries of AMVESCAP PLC.

  ADMINISTRATOR. AIM and the Company have entered into an Administrative Services Agreement, dated as of February 28, 1997, pursuant to which AIM has agreed to provide or arrange for the provision of certain accounting and other administrative services to the Fund. AIM is entitled to receive from the Fund reimbursement of its costs or such reasonable compensation as may be approved by the Board of Directors. Currently, AIM is reimbursed for the services of the Fund's principal financial officer and his staff, and any expenses related to such services.

  For a discussion of AIM's brokerage allocation policies and practices, see "Portfolio Transactions and Brokerage" in the Statement of Additional Information. In accordance with policies established by the Board of Directors, AIM may take into account sales of shares of the Fund and other funds advised by AIM in selecting broker-dealers to effect portfolio transactions on behalf of the Fund.

  PORTFOLIO MANAGEMENT. AIM uses a team approach and disciplined investment strategy in providing investment advisory services to all its accounts, including the Fund. AIM's investment staff consists of approximately 125 individuals. While individual members of AIM's investment staff are assigned primary responsibility for the day-to-day management of each of AIM's accounts, all accounts are reviewed on a regular basis by AIM's Investment Policy Committee to ensure that they are being invested in accordance with the accounts' and AIM's investment policies. The individuals on the investment team who are primarily responsible for the day-to-day management of the Fund are Paul
A. Rogge and Clas G.Olsson. Mr. Rogge is Vice President of A I M Capital Management, Inc. ("AIM Capital"), a wholly owned subsidiary of AIM, and has been responsible for the Fund since its inception. Mr. Rogge has been associated with AIM since 1991 and has a total of six years of experience as an investment professional. Mr. Olsson has been responsible for the Fund since its inception. Mr. Olsson has been associated with AIM since 1994 and has a total of three years of experience as an investment professional. Prior to joining AIM, he was a broker assistant with Merrill Lynch, Pierce, Fenner & Smith Incorporated.

  FEES AND EXPENSES. Pursuant to the Advisory Agreement, AIM is entitled to receive a fee from the Fund calculated at the annual rate 0.95% of the first $500 million of net assets and 0.90% of net assets over $500 million. AIM is also entitled to receive reimbursement of administrative costs incurred on behalf of the Fund. Pursuant to the Sub-Advisory Agreement between AIM and IGAM with respect to the Fund, IGAM is entitled to receive 0.20% of the first $500 million and 0.175% of net assets over $500 million. Pursuant to the Sub-Sub-Advisory Agreement between IGAM and IAML with respect to the Fund, IAML is entitled to receive an annual fee equal to 100% of the fee received by IGAM with respect to the Fund.

  In addition, the Company and A I M Fund Services, Inc. P.O. Box 4739, Houston, TX 77210-4739, a wholly owned subsidiary of AIM and registered transfer agent, have entered into a Transfer Agency and Service Agreement, pursuant to which AFS provides transfer agency, dividend distribution and disbursement, and shareholder services to the Fund.

  FEE WAIVERS. AIM may from time to time voluntarily waive or reduce its fees, while retaining its ability to be reimbursed for such fees prior to the end of each fiscal year. Any fee waivers will be shared proportionately by AIM and IGAM. Fee waivers or reductions, other than those contained in the Advisory Agreement, may be modified or terminated at any time and without notice to investors.

  DISTRIBUTOR. The Company has entered into Master Distribution Agreements on behalf of the Fund (the "Distribution Agreements") with AIM Distributors, a registered broker-dealer and a wholly owned subsidiary of AIM, to act as the distributor of Class A, Class B and Class C shares of the Fund. The address of AIM Distributors is P.O. Box 4739, Houston, Texas 77021-4739. Certain directors and officers of the Company are affiliated with AIM Distributors.

  The Distribution Agreements provide AIM Distributors with the exclusive right to distribute shares of the Fund directly and through institutions with whom AIM Distributors has entered into selected dealer agreements. Under the Distribution Agreement for the Class B shares, AIM Distributors sells Class B shares at net asset value subject to a contingent deferred sales charge established by AIM Distributors. AIM Distributors is authorized to advance to institutions through whom Class B shares are sold a sales commission under schedules established by AIM Distributors. The Distribution Agreement for the Class B shares provides that AIM Distributors (or its assignee or transferee) will receive 0.75% (of the total 1.00% payable under the distribution plan applicable to Class B shares) of the Fund's average daily net assets attributable to Class B shares attributable to the sales efforts of AIM Distributors. In the event the Class B shares Distribution Agreement is terminated, AIM Distributors would continue to receive payments of asset based sales charges in respect of the outstanding Class B shares attributable to AIM Distributors; provided, however, that a complete termination of the Class B shares master distribution plan (as defined in the plan) would terminate all payments to AIM Distributors. Termination of the Class B shares distribution plan or Distribution Agreement does not affect the obligation of Class B shareholders to pay Contingent Deferred Sales Charges.

  DISTRIBUTION PLANS. Class A and C Plan. The Company has adopted a Master Distribution Plan applicable to Class A and Class C shares of the Fund (the "Class A and C Plan") pursuant to Rule 12b-1 under the 1940 Act, to compensate AIM Distributors for the purpose of financing any activity that is intended to result in the sale of Class A and Class C shares of the Fund.

  Under the Class A and C Plan, the Company may compensate AIM Distributors an aggregate amount of 0.35% of the average daily net assets of Class A shares of the Fund on an annualized basis and an aggregate amount of 1.00% of the average daily net assets of Class C shares of the Fund on an annualized basis.

  The Class A and C Plan is designed to compensate AIM Distributors, on a quarterly basis, for certain promotional and other sales-related costs, and to implement a dealer incentive program which provides for periodic payments to selected dealers who furnish continuing personal shareholder services to their customers who purchase and own Class A or Class C shares of the Fund. Payments can also be directed by AIM Distributors to selected institutions who have entered into service agreements with respect to Class A and Class C shares of the Fund and who provide continuing personal services to their customers who own Class A and Class C shares of the Fund. The service fees payable to selected institutions are calculated at the annual rate of 0.25% of the average daily net asset value of those Fund shares that are held in such institution's customers' accounts which were purchased on or after a prescribed date set forth in the Plan.

  Of the aggregate amount payable under the Class A and C Plan, payments to dealers and other financial institutions that provide continuing personal shareholder services to their customers who purchase and own shares of the Fund, in amounts of up to 0.25% of the average net assets of the Fund attributable to the customers of such dealers or financial institutions, are characterized as a service fee, and payments to dealers and other financial institutions in excess of such amount and payments to AIM Distributors would be characterized as an asset-based sales charge pursuant to the Class A and C Plan. The Class A and C Plan also imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Company with respect to the Fund. The Class A and C Plan does not obligate the Fund to reimburse AIM Distributors for the actual expenses AIM Distributors may incur in fulfilling its obligations under the Class A and C Plan on behalf of the Fund. Thus, under the Class A and C Plan, even if AIM Distributors' actual expenses exceed the fee payable to AIM Distributors thereunder at any given time, the Fund will not be obligated to pay more than that fee. If AIM Distributors' expenses are less than the fee it receives, AIM Distributors will retain the full amount of the fee. Payments pursuant to the Plans are subject to any applicable limitations imposed by rules of the National Association of Securities Dealers, Inc.

  Class B Plan. The Company has also adopted a master distribution plan applicable to Class B shares of the Fund (the "Class B Plan"). Under the Class B Plan, the Fund pays distribution expenses at an annual rate of 1.00% of the average daily net assets attributable to the Class B shares. Of such amount, the Fund pays a service fee of 0.25% of the average daily net assets attributable to the Class B shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class B shares of the Fund. Any amounts not paid as a service fee would constitute an asset based sales charge. Amounts paid in accordance with the Class B Plan may be used to finance any activity primarily intended to result in the sale of Class B shares.

  Activities that may be financed under the Class A and C Plan and the Class B Plan (collectively, the "Plans") include, but are not limited to: printing of prospectuses and statements of additional information and reports for other than existing shareholders, overhead, preparation and distribution of advertising material and sales literature, supplemental payments to dealers and other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements and the cost of administering the Plans. These amounts payable by a Fund under the Plans need not be directly related to the expenses actually incurred by AIM Distributors on behalf of the Fund. Thus, even if AIM Distributors' actual expenses exceed the fee payable to AIM Distributors thereunder at any given time, the Company will not be obligated to pay more than that fee, and, if AIM Distributors' expenses are less than the fee it receives, AIM Distributors will retain the full amount of the fee. Payments pursuant to the Plans are subject to any applicable limitations imposed by the rules of the National Association of Securities Dealers, Inc.

  Each of the Plans may be terminated at any time by a vote of the majority of those directors who are not "interested persons" of the Company or by a vote of the holders of the majority of the outstanding shares of the applicable class.

  Under the Plans, AIM Distributors may in its discretion from time to time agree to waive voluntarily all or any portion of its fee that has not been assigned or transferred, while retaining its ability to be reimbursed for such fee prior to the end of each fiscal year.

  Under the Plans, certain financial institutions which have entered into service agreements and which sell shares of the Fund on an agency basis, may receive payments from the Fund pursuant to the respective Plans. AIM Distributors does not act as principal, but rather as agent, for the Fund in making such payments. The Fund will obtain a representation from such financial institutions that they will either be licensed as dealers as required under applicable state law, or that they will not engage in activities which would constitute acting as a "dealer" as defined under applicable state law. Financial intermediaries and any other person entitled to receive compensation for selling Fund shares may receive different compensation for selling shares of one particular class over another.

  For additional information concerning the operation of the Plans, see the Statement of Additional Information.

--------------------------------------------------------------------------------

ORGANIZATION OF THE COMPANY

  The Company was organized in 1991 as a Maryland corporation, and is registered with the SEC as an open-end series management investment company. The Company currently consists of six investment portfolios: the Fund, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL INCOME FUND, AIM INTERNATIONAL EQUITY FUND and AIM ASIAN GROWTH FUND. The Board of Directors may authorize additional portfolios in the future. Shares of the Fund are offered to investors pursuant to this Prospectus, while shares of the Company's other portfolios are offered to investors pursuant to separate prospectuses. The authorized capital stock of the Company consists of 4,000,000,000 shares of common stock with a par value of $0.001 per share, of which 200,000,000 shares are designated Class A shares, 200,000,000 shares are designated Class B shares and 200,000,000 shares are designated Class C shares of each investment portfolio of the Company, and the balance of which are unclassified.

  Class A shares, Class B shares and Class C shares of the Fund represent interests in the Fund's assets and have identical voting, dividend, liquidation and other rights on the same terms and conditions, except that each class of shares bears differing class-specific expenses (such as those associated with the shareholder servicing of their shares) and is subject to differing sales loads (which may affect performance), conversion features and exchange privileges, and has exclusive voting rights on matters pertaining to that class' distribution plan.

  Except as specifically noted above, shareholders of the Fund are entitled to one vote per share (with proportionate voting for fractional shares), irrespective of the relative net asset value of the Class A shares, Class B shares and Class C shares of the Fund. However, on matters affecting one portfolio of the Company or one class of shares, a separate vote of shareholders of that portfolio or class is required. Shareholders of a portfolio or class are not entitled to vote on any matter which does not affect that portfolio or class but which requires a separate vote of another portfolio or class. An example of a matter which would be voted on separately by shareholders of a portfolio is the approval of an advisory agreement, and an example of a matter which would be voted on separately by shareholders of a class of shares is approval of a distribution plan. When issued, shares of the Fund are fully paid and nonassessable, have no preemptive or subscription rights, and are fully transferable. Other than the automatic conversion of Class B shares to Class A shares, there are no conversion rights. Shares do not have cumulative voting rights, which means that in situations in which shareholders elect directors, holders of more than 50% of the shares voting for the election of directors can elect all of the directors of the Company, and the holders of less than 50% of the shares voting for the election of directors will not be able to elect any directors.

  Under Maryland law and the Company's By-Laws, the Company need not hold an annual meeting of shareholders unless a meeting is otherwise required under the 1940 Act to elect directors. Shareholders may remove directors from office, and a meeting of shareholders may be called at the request of the holders of 10% or more of the Company's outstanding shares.

 THE TOLL-FREE NUMBER FOR ACCESS TO ROUTINE ACCOUNT INFORMATION AND SHAREHOLDER
                                 ASSISTANCE IS
             (800) 959-4246 (7:30 A.M. TO 6:00 P.M. CENTRAL TIME).
                                INVESTOR'S GUIDE
               TO THE AIM FAMILY OF FUNDS--Registered Trademark--
--------------------------------------------------------------------------------

INTRODUCTION TO THE AIM FAMILY OF FUNDS

  THE AIM FAMILY OF FUNDS consists of the following mutual funds:

            AIM ADVISOR CASH MANAGEMENT FUND(2)           AIM GLOBAL INCOME FUND
            AIM ADVISOR FLEX FUND                         AIM GLOBAL UTILITIES FUND
            AIM ADVISOR INCOME FUND(2)                    AIM GROWTH FUND
            AIM ADVISOR INTERNATIONAL VALUE FUND          AIM HIGH INCOME MUNICIPAL FUND
            AIM ADVISOR LARGE CAP VALUE FUND              AIM HIGH YIELD FUND
            AIM ADVISOR MULTIFLEX FUND                    AIM INCOME FUND
            AIM ADVISOR REAL ESTATE FUND                  AIM INTERMEDIATE GOVERNMENT FUND
            AIM AGGRESSIVE GROWTH FUND                    AIM INTERNATIONAL EQUITY FUND
            AIM ASIAN GROWTH FUND                         AIM LIMITED MATURITY TREASURY FUND
            AIM BALANCED FUND                             AIM MONEY MARKET FUND(1)
            AIM BLUE CHIP FUND                            AIM MUNICIPAL BOND FUND
            AIM CAPITAL DEVELOPMENT FUND                  AIM TAX-EXEMPT BOND FUND OF CONNECTICUT
            AIM CHARTER FUND                              AIM TAX-EXEMPT CASH FUND(1)
            AIM CONSTELLATION FUND                        AIM TAX-FREE INTERMEDIATE FUND
            AIM EUROPEAN DEVELOPMENT FUND                 AIM VALUE FUND
            AIM GLOBAL AGGRESSIVE GROWTH FUND             AIM WEINGARTEN FUND
            AIM GLOBAL GROWTH FUND

(1) Class A shares of AIM TAX-EXEMPT CASH FUND and AIM Cash Reserve Shares of AIM MONEY MARKET FUND are offered to investors at net asset value, without payment of a sales charge, as described below. Other funds, including the Class A, Class B and Class C shares of AIM MONEY MARKET FUND, are sold with an initial sales charge or subject to a contingent deferred sales charge upon redemption, as described below.

(2) Fund closed to investments on October 3, 1997. Please refer to "Exchange Privilege" herein and the Fund's prospectus dated August 4, 1997.

  IT IS IMPORTANT FOR SHAREHOLDERS CONSIDERING AN EXCHANGE TO CAREFULLY REVIEW THE PROSPECTUS OF THE FUND WHOSE SHARES WILL BE ACQUIRED IN AN EXCHANGE. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL SHARES OF ANY FUND OTHER THAN THE FUND(S) NAMED ON THE COVER PAGE OF THIS PROSPECTUS.
--------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

  HOW TO OPEN AN ACCOUNT. In order to purchase shares of any of The AIM Family of Funds ("AIM Funds"), an investor must submit a fully completed new Account Application form directly to A I M Fund Services, Inc. ("AFS" or the "Transfer Agent") or through any dealer authorized by A I M Distributors, Inc. ("AIM Distributors") to sell shares of the AIM Funds.

  Accounts submitted without a correct, certified taxpayer identification number or, alternatively, a completed IRS Form W-8 (for non-resident aliens) or Form W-9 (certifying exempt status) accompanying the registration information will be subject to backup withholding. See the Account Application for applicable Internal Revenue Service penalties. The minimum initial investment is $500, except for accounts initially established through an Automatic Investment Plan, which requires a special authorization form (see "Special Plans") and for certain retirement accounts. The minimum initial investment for accounts established with an Automatic Investment Plan is $50. The minimum initial investment for an Individual Retirement Arrangement ("IRA") is $250. There are no minimum initial investment requirements applicable to money-purchase/profit-sharing plans, 401(k) plans, IRA/Simplified Employee Pension ("SEP") accounts, 403(b) plans or 457 (state deferred compensation) plans (except that the minimum initial investment for salary deferrals for such plans is $25), or for investment of dividends and distributions of any of the AIM Funds into any existing AIM Funds account. A Salary Reduction SEP ("SARSEP") may not be established after December 31, 1996; however existing SARSEP accounts can remain in effect.

  AFS' mailing address is:
                              A I M Fund Services, Inc.
                              P.O. Box 4739
                              Houston, TX 77210-4739

                                                                     MCF-01/98

  For additional information or assistance, investors should call the Client Services Department of AFS at:

                               (800) 959-4246

  Shares of any AIM Funds not named on the cover of this Prospectus are offered pursuant to separate prospectuses. Copies of other prospectuses may be obtained by calling (800) 347-4246.

  HOW TO PURCHASE ADDITIONAL SHARES. The minimum investment for subsequent purchases is $50. The minimum employee salary deferral investment for participants in money-purchase/profit sharing plans, 401(k), IRA/SEP, 403(b) or 457 plans is $25. There are no such minimum investment requirements for investment of dividends and distributions of any of the AIM Funds into any other existing AIM Funds account.

  Additional shares may be purchased directly through AIM Distributors or through any dealer who has entered into an agreement with AIM Distributors. Direct investments may be made by mail or by wiring payment to AFS as follows:

  SUBSEQUENT PURCHASES BY MAIL: Investors must indicate their account number and the name of the Fund being purchased. The remittance slip from a confirmation statement should be used for this purpose, and sent to AFS.

  PURCHASES BY WIRE: To insure prompt credit to his account, an investor or his dealer should call AFS' Client Services Department at (800) 959-4246 prior to sending a wire to receive a reference number for the wire. The following wire instructions should be used:

Beneficiary Bank ABA/Routing #:     113000609
Beneficiary Account Number:         00100366807
Beneficiary Account Name:           A I M Fund Services, Inc.
RFB:                                Fund name, Reference Number (16 character limit)
OBI:                                Shareholder Name, Shareholder Account Number
                                    (70 character limit)

--------------------------------------------------------------------------------

TERMS AND CONDITIONS OF PURCHASE OF THE AIM FUNDS

  Shares of the AIM Funds, including Class A shares (the "Class A shares") of AIM ADVISOR FLEX FUND, AIM ADVISOR INTERNATIONAL VALUE FUND, AIM ADVISOR LARGE CAP VALUE FUND, AIM ADVISOR MULTIFLEX FUND, AIM ADVISOR REAL ESTATE FUND, AIM AGGRESSIVE GROWTH FUND, AIM ASIAN GROWTH FUND, AIM BALANCED FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM EUROPEAN DEVELOPMENT FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL INCOME FUND, AIM GLOBAL UTILITIES FUND, AIM GROWTH FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EQUITY FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MONEY MARKET FUND, AIM MUNICIPAL BOND FUND, AIM TAX-EXEMPT BOND FUND OF CONNECTICUT, AIM TAX-FREE INTERMEDIATE FUND, AIM VALUE FUND and AIM WEINGARTEN FUND, collectively (other than AIM AGGRESSIVE GROWTH FUND, AIM LIMITED MATURITY TREASURY FUND, AIM TAX-EXEMPT BOND FUND OF CONNECTICUT and AIM TAX-FREE INTERMEDIATE FUND,) the "Multiple Class Funds," may be purchased at their respective net asset value plus a sales charge as indicated below, except that Class A shares of AIM TAX-EXEMPT CASH FUND and AIM Cash Reserve Shares of AIM MONEY MARKET FUND are sold without a sales charge and Class B shares (the "Class B shares") and Class C shares ("Class C shares") of the Multiple Class Funds are sold at net asset value subject to a contingent deferred sales charge payable upon certain redemptions. These contingent deferred sales charges are described under the caption "How to Redeem Shares -- Multiple Distribution System." Securities dealers and other persons entitled to receive compensation for selling or servicing shares of a Multiple Class Fund may receive different compensation for selling or servicing one particular class of shares over another class in the same Multiple Class Fund. Factors an investor should consider prior to purchasing Class A, Class B or Class C shares (or, if applicable, AIM Cash Reserve Shares) of a Multiple Class Fund are described below under "Special Information Relating to Multiple Class Funds." For information on purchasing any of the AIM Funds and to receive a prospectus, please call (800) 347-4246. As described below, the sales charge otherwise applicable to a purchase of shares of a fund may be reduced if certain conditions are met. In order to take advantage of a reduced sales charge, the prospective investor or his dealer must advise AIM Distributors that the conditions for obtaining a reduced sales charge have been met. Net asset value is determined in the manner described under the caption "Determination of Net Asset Value." The following tables show the sales charge and dealer concession at various investment levels for the AIM Funds.
                                                                       MCF-01/98

SALES CHARGES AND DEALER CONCESSIONS

  GROUP I. Certain AIM Funds are currently sold with a sales charge ranging from 5.50% to 2.00% of the offering price on purchases of less than $1,000,000. These AIM Funds include Class A shares of each of AIM ADVISOR FLEX FUND, AIM ADVISOR INTERNATIONAL VALUE FUND, AIM ADVISOR LARGE CAP VALUE FUND, AIM ADVISOR MULTIFLEX FUND, AIM AGGRESSIVE GROWTH FUND, AIM ASIAN GROWTH FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM EUROPEAN DEVELOPMENT FUND, AIM GLOBAL UTILITIES FUND, AIM GROWTH FUND, AIM INTERNATIONAL EQUITY FUND, AIM MONEY MARKET FUND, AIM VALUE FUND and AIM WEINGARTEN FUND.

                                                                                DEALER
                                                                              CONCESSION
                                                  INVESTOR'S SALES CHARGE     ----------
                                                 --------------------------      AS A
                                                     AS A           AS A      PERCENTAGE
                                                  PERCENTAGE     PERCENTAGE     OF THE
                                                 OF THE PUBLIC   OF THE NET     PUBLIC
     AMOUNT OF INVESTMENT IN                       OFFERING        AMOUNT      OFFERING
        SINGLE TRANSACTION                           PRICE        INVESTED      PRICE
     -----------------------                     -------------   ----------   ----------
              Less than $   25,000                    5.50%         5.82%        4.75%
 $ 25,000 but less than $   50,000                    5.25          5.54         4.50
 $ 50,000 but less than $  100,000                    4.75          4.99         4.00
 $100,000 but less than $  250,000                    3.75          3.90         3.00
 $250,000 but less than $  500,000                    3.00          3.09         2.50
 $500,000 but less than $1,000,000                    2.00          2.04         1.60

  There is no sales charge on purchases of $1,000,000 or more; however, AIM Distributors may pay a dealer concession and/or advance a service fee on such transactions. See "All Groups of AIM Funds." PURCHASES OF $1,000,000 OR MORE ARE AT NET ASSET VALUE, SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE OF 1% IF SHARES ARE REDEEMED PRIOR TO 18 MONTHS FROM THE DATE SUCH SHARES WERE PURCHASED, AS DESCRIBED UNDER THE CAPTION "HOW TO REDEEM SHARES -- CONTINGENT DEFERRED SALES CHARGE PROGRAM FOR LARGE PURCHASES."

  GROUP II. Certain AIM Funds are currently sold with a sales charge ranging from 4.75% to 2.00% of the offering price on purchases of less than $1,000,000. These AIM Funds are: the Class A shares of each of AIM TAX-EXEMPT BOND FUND OF CONNECTICUT, AIM ADVISOR REAL ESTATE FUND, AIM BALANCED FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL INCOME FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND and AIM MUNICIPAL BOND FUND.

                                                                                DEALER
                                                                              CONCESSION
                                                  INVESTOR'S SALES CHARGE     ----------
                                                 --------------------------      AS A
                                                     AS A           AS A      PERCENTAGE
                                                  PERCENTAGE     PERCENTAGE     OF THE
                                                 OF THE PUBLIC   OF THE NET     PUBLIC
     AMOUNT OF INVESTMENT IN                       OFFERING        AMOUNT      OFFERING
        SINGLE TRANSACTION                           PRICE        INVESTED      PRICE
     -----------------------                     -------------   ----------   ----------
              Less than $   50,000                   4.75%          4.99%        4.00%
 $ 50,000 but less than $  100,000                   4.00           4.17         3.25
 $100,000 but less than $  250,000                   3.75           3.90         3.00
 $250,000 but less than $  500,000                   2.50           2.56         2.00
 $500,000 but less than $1,000,000                   2.00           2.04         1.60

  There is no sales charge on purchases of $1,000,000 or more; however, AIM Distributors may pay a dealer concession and/ or advance a service fee on such transactions. See "All Groups of AIM Funds." PURCHASES OF $1,000,000 OR MORE ARE AT NET ASSET VALUE, SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE OF 1% IF SHARES ARE REDEEMED PRIOR TO 18 MONTHS FROM THE DATE SUCH SHARES WERE PURCHASED, AS DESCRIBED UNDER THE CAPTION "HOW TO REDEEM SHARES -- CONTINGENT DEFERRED SALES CHARGE PROGRAM FOR LARGE PURCHASES."
                                                                       MCF-01/98

  GROUP III. Certain AIM Funds are currently sold with a sales charge ranging from 1.00% to 0.50% of the offering price on purchases of less than $1,000,000. These AIM Funds are the Class A shares of each of AIM LIMITED MATURITY TREASURY FUND and AIM TAX-FREE INTERMEDIATE FUND.

                                                                                DEALER
                                                                              CONCESSION
                                                  INVESTOR'S SALES CHARGE     ----------
                                                 --------------------------      AS A
                                                     AS A           AS A      PERCENTAGE
                                                  PERCENTAGE     PERCENTAGE     OF THE
                                                 OF THE PUBLIC   OF THE NET     PUBLIC
     AMOUNT OF INVESTMENT IN                       OFFERING        AMOUNT      OFFERING
        SINGLE TRANSACTION                           PRICE        INVESTED      PRICE
     -----------------------                     -------------   ----------   ----------
              Less than $  100,000                    1.00%        1.01%        0.75%
 $100,000 but less than $  250,000                    0.75         0.76         0.50
 $250,000 but less than $1,000,000                    0.50         0.50         0.40

  There is no sales charge on purchases of $1,000,000 or more; however, AIM Distributors may pay a dealer concession and/or advance a service fee on such transactions.

  ALL GROUPS OF AIM FUNDS. AIM Distributors may elect to re-allow the entire initial sales charge to dealers for all sales with respect to which orders are placed with AIM Distributors during a particular period. Dealers to whom substantially the entire sales charge is re-allowed may be deemed to be "underwriters" as that term is defined under the Securities Act of 1933.

  In addition to amounts paid to dealers as a dealer concession out of the initial sales charge paid by investors, AIM Distributors may, from time to time, at its expense or as an expense for which it may be compensated under a distribution plan, if applicable, pay a bonus or other consideration or incentive to dealers who sell a minimum dollar amount of the shares of the AIM Funds during a specified period of time. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of shares. At the option of the dealer, such incentives may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and their families to places within or outside the United States. The total amount of such additional bonus payments or other consideration shall not exceed 0.25% of the public offering price of the shares sold. Any such bonus or incentive programs will not change the price paid by investors for the purchase of the applicable AIM Fund's shares or the amount that any particular AIM Fund will receive as proceeds from such sales. Dealers may not use sales of the AIM Funds' shares to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any state.

  AIM Distributors may make payments to dealers and institutions who are dealers of record for purchases of $1 million or more of Class A shares (or shares which normally involve payment of initial sales charges), which are sold at net asset value and are subject to a contingent deferred sales charge, for all AIM Funds other than Class A shares of each of AIM LIMITED MATURITY TREASURY FUND and AIM TAX-FREE INTERMEDIATE FUND as follows: 1% of the first $2 million of such purchases, plus 0.80% of the next $1 million of such purchases, plus 0.50% of the next $17 million of such purchases, plus 0.25% of amounts in excess of $20 million of such purchases. See "Contingent Deferred Sales Charge Program for Large Purchases." AIM Distributors may make payments to dealers and institutions who are dealers of record for purchases of $1 million or more of Class A shares (or shares which normally involve payment of initial sales charges), and which are sold at net asset value and are not subject to a contingent deferred sales charge, in an amount up to 0.10% of such purchases of Class A shares of AIM LIMITED MATURITY TREASURY FUND, and in an amount up to 0.25% of such purchases of Class A shares of AIM TAX-FREE INTERMEDIATE FUND.

  AIM Distributors may pay sales commissions to dealers and institutions who sell Class B shares of the AIM Funds at the time of such sales. Payments with respect to Class B shares will equal 4.00% of the purchase price of the Class B shares sold by the dealer or institution, and will consist of a sales commission equal to 3.75% of the purchase price of the Class B shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. The portion of the payments to AIM Distributors under the Class B Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of such sales commissions plus financing costs.

  AIM Distributors may pay sales commissions to dealers and institutions who sell Class C shares of the AIM Funds at the time of such sales. Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold by the dealer or institution, and will consist of a sales commission of 0.75% of the purchase price of the Class C shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. AIM Distributors will retain all payments received by it relating to Class C shares for the first year after they are purchased. The portion of the payments to AIM Distributors under the Class A and C Plan attributable to Class C shares which constitutes an asset-based sales charge (0.75%) (0.35% for AIM ADVISOR INCOME FUND) is intended in part to permit AIM Distributors to recoup a portion of on-going sales commissions to dealers plus financing costs, if any. After the first full year, AIM Distributors will make such payments quarterly to dealers and institutions based on the average net asset value of Class C shares which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record.

                                                                       MCF-01/98

  TIMING OF PURCHASE ORDERS. Orders for the purchase of shares of an AIM Fund (other than AIM MONEY MARKET FUND, as described below) received prior to the close of the New York Stock Exchange ("NYSE"), which is generally 4:00 p.m. Eastern Time (and which is hereinafter referred to as "NYSE Close") on any business day of an AIM Fund will be confirmed at the price next determined. Orders received after NYSE Close will be confirmed at the price determined on the next business day of the AIM Fund. It is the responsibility of the dealer to ensure that all orders are transmitted on a timely basis to the Transfer Agent. Any loss resulting from the dealer's failure to submit an order within the prescribed time frame will be borne by that dealer. Please see "How to Purchase Shares -- Purchases by Wire" for information on obtaining a reference number for wire orders, which will facilitate the handling of such orders and ensure prompt credit to an investor's account. A "business day" of an AIM Fund is any day on which the NYSE is open for business. It is expected that the NYSE will be closed during the next twelve months on Saturdays and Sundays and on the days on which New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day are observed by the NYSE.

  An investor who uses a check to purchase shares will be credited with the full number of shares purchased at the time of receipt of the purchase order, as previously described. However, in the event of a redemption or exchange of such shares, the investor may be required to wait up to ten business days before the redemption proceeds are sent. This delay is necessary in order to ensure that the check has cleared. If the check does not clear, or if any investment order must be cancelled due to nonpayment, the investor will be responsible for any resulting loss to an AIM Fund or to AIM Distributors.

  SPECIAL INFORMATION RELATING TO MULTIPLE CLASS FUNDS. The Multiple Class Funds currently offer two or more classes of shares through separate distribution systems (the "Multiple Distribution System"). Although each class of shares of a particular Multiple Class Fund represents an interest in the same portfolio of investments, each class is subject to a different distribution structure and, as a result, differing expenses. This Multiple Distribution System allows investors to select the class that is best suited to the investor's needs and objectives. In considering the options afforded by the Multiple Distribution System, investors should consider both the applicable initial sales charge or contingent deferred sales charge, as well as the ongoing expenses borne by each class of shares and other relevant factors, such as whether his or her investment goals are long-term or short-term.

     CLASS A SHARES are sold subject to the initial sales charges described above and are subject to the other fees and expenses described herein. Class A shares of AIM MONEY MARKET FUND are designed to meet the needs of an investor who wishes to establish a dollar cost averaging program, pursuant to which Class A shares an investor owns may be exchanged at net asset value for Class A shares of another Multiple Class Fund or shares of another AIM Fund which is not a Multiple Class Fund, subject to the terms and conditions described under the caption "Exchange Privilege -- Terms and Conditions of Exchanges."

     CLASS B SHARES are sold without an initial sales charge. Thus, the entire purchase price of Class B shares is immediately invested in Class B shares. Class B shares are subject, however, to Rule 12b-1 Plan payments of 1.00% per annum on the average daily net assets of a Multiple Class Fund attributable to Class B shares. See the discussion under the caption "Management -- Distribution Plans." In addition, Class B shares redeemed within six years from the date such shares were purchased are subject to a contingent deferred sales charge ranging from 5% for redemptions made within the first year to 1% for redemptions made within the sixth year. No contingent deferred sales charge will be imposed if Class B shares are redeemed after six years from the date such shares were purchased. Redemptions of Class B shares and associated charges are further described under the caption "How to Redeem Shares -- Multiple Distribution System."

     Class B shares will automatically convert into Class A shares of the same Multiple Class Fund (together with a pro rata portion of all Class B shares acquired through the reinvestment of dividends and distributions) eight years from the end of the calendar month in which the purchase of Class B shares was made. Following such conversion of their Class B shares, investors will be relieved of the higher Rule 12b-1 Plan payments associated with Class B shares. See "Management -- Distribution Plans."

     CLASS C SHARES are sold without an initial sales charge. Thus the entire purchase price of Class C shares is immediately invested in Class C shares. Class C shares (except Class C shares of AIM ADVISOR CASH MANAGEMENT FUND) are subject, however, to Rule 12b-1 Plan payments of 1.00% per annum on the average daily net assets of a Multiple Class Fund attributable to Class C shares. See the discussion under the caption "Management -- Distribution Plans." In addition, Class C shares (except Class C shares of AIM ADVISOR CASH MANAGEMENT FUND) redeemed within one year from the date such shares were purchased are subject to a 1.00% contingent deferred sales charge. No contingent deferred sales charge will be imposed if Class C shares are redeemed after one year from the date such shares were purchased. Redemptions of Class C shares and associated charges are further described under the caption "How to Redeem Shares -- Multiple Distribution System."

     AIM Cash Reserve Shares of AIM MONEY MARKET FUND are sold without an initial sales charge and are not subject to a contingent deferred sales charge. (A contingent deferred sales charge may be imposed upon redemptions of Class A and Class C shares of AIM ADVISOR CASH MANAGEMENT FUND when such shares were purchased in an exchange. See "How to Redeem Shares -- Multiple Distribution System -- Class C Shares" and "How to Redeem Shares -- Contingent Deferred Sales Charge Program for Large Purchases"). AIM Cash Reserve Shares of AIM MONEY MARKET FUND are, however, subject to the other fees and expenses described in the prospectus for AIM MONEY MARKET FUND.
                                                                       MCF-01/98

  TIMING OF PURCHASE, EXCHANGE AND REDEMPTION ORDERS (AIM MONEY MARKET FUND
ONLY). Orders for purchases, exchanges and redemptions of shares of AIM MONEY MARKET FUND received prior to 12:00 noon Eastern Time or NYSE Close on any business day of the Fund will be confirmed at the price next determined. Net asset value is normally determined at 12:00 noon Eastern Time and NYSE Close on each business day of AIM MONEY MARKET FUND.

  SPECIAL INFORMATION RELATING TO AIM ADVISOR CASH MANAGEMENT FUND, AIM MONEY MARKET FUND, AND AIM TAX-EXEMPT CASH FUND (THE "MONEY MARKET FUNDS"). Because each Money Market Fund uses the amortized cost method of valuing the securities it holds and rounds its per share net asset value to the nearest whole cent, it is anticipated that the net asset value of the shares of such funds will remain constant at $1.00 per share. However, there is no assurance that each Money Market Fund can maintain a $1.00 net asset value per share. In order to earn dividends with respect to AIM MONEY MARKET FUND on the same day that a purchase is made, purchase payments in the form of federal funds must be received by the Transfer Agent before 12:00 noon Eastern Time on that day. Purchases made by payments in any other form, or payments in the form of federal funds received after such time but prior to NYSE Close, will begin to earn dividends on the next business day following the date of purchase. The Money Market Funds generally will not issue share certificates but will record investor holdings in noncertificate form and regularly advise the shareholder of his ownership position.

  SHARE CERTIFICATES. Share certificates for all AIM Funds will be issued upon written request by a shareholder to AIM Distributors or the Transfer Agent. Otherwise, such shares will be held on the shareholder's behalf by the applicable AIM Fund(s) and be recorded on the books of such fund(s). See "Exchange Privilege -- Exchanges by Telephone" and "How to Redeem
Shares -- Redemptions by Telephone" for restrictions applicable to shares issued in certificate form. Please note that certificates will not be issued for shares held in prototype retirement plans.

  MINIMUM ACCOUNT BALANCE. If (1) an account opened in a fund has been in effect for at least one year and the shareholder has not made an additional purchase in that account within the preceding six calendar months and (2) the value of such account drops below $500 for three consecutive months as a result of redemptions or exchanges, the fund has the right to redeem the account, after giving the shareholder 60 days' prior written notice, unless the shareholder makes additional investments within the notice period to bring the account value up to $500. If a fund determines that a shareholder has provided incorrect information in opening an account with a fund or in the course of conducting subsequent transactions with the fund related to such account, the fund may, in its discretion, redeem the account and distribute the proceeds of such redemption to the shareholder.

REDUCTIONS IN INITIAL SALES CHARGES

  Reductions in the initial sales charges shown in the sales charge tables (quantity discounts) apply to purchases of shares of the AIM Funds that are otherwise subject to an initial sales charge, provided that such purchases are made by a "purchaser" as hereinafter defined. Purchases of Class A shares of AIM TAX-EXEMPT CASH FUND, AIM Cash Reserve Shares of AIM MONEY MARKET FUND and Class B and Class C shares of the Multiple Class Funds will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges.

  The term "purchaser" means:

  - an individual and his or her spouse and children, including any trust established exclusively for the benefit of any such person; or a pension, profit-sharing, or other benefit plan established exclusively for the benefit of any such person, such as an IRA, a single-participant money-purchase/profit-sharing plan or an individual participant in a 403(b) Plan (unless such 403(b) plan qualifies as the purchaser as defined below);

  - a 403(b) plan, the employer/sponsor of which is an organization described under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), provided that:

        a. the employer/sponsor must submit contributions for all participating employees in a single contribution transmittal (i.e., the funds will not accept contributions submitted with respect to individual participants);

        b. each transmittal must be accompanied by a single check or wire transfer; and

        c. all new participants must be added to the 403(b) plan by submitting an application on behalf of each new participant with the contribution transmittal;

  - a trustee or fiduciary purchasing for a single trust, estate or single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the
    Code) and 457 plans, although more than one beneficiary or participant is involved;

  - a Simplified Employee Pension ("SEP"), Salary Reduction and other Elective Simplified Employee Pension account ("SARSEP") where the employer has notified AIM Distributors in writing that all of its related employee SEP or SARSEP accounts should be linked;
                                                                       MCF-01/98

  - any other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase at a discount of redeemable securities of a registered investment company; or

  - the discretionary advised accounts of A I M Advisors, Inc. ("AIM") or A I M Capital Management, Inc. ("AIM Capital").

  Investors or dealers seeking to qualify orders for a reduced initial sales charge must identify such orders and, if necessary, support their qualification for the reduced charge. AIM Distributors reserves the right to determine whether any purchaser is entitled, by virtue of the foregoing definition, to the reduced sales charge. No person or entity may distribute shares of the AIM Funds without payment of the applicable sales charge other than to persons or entities who qualify for a reduction in the sales charge as provided herein.

  (1) LETTERS OF INTENT. A purchaser, as previously defined, may pay reduced initial sales charges by completing the appropriate section of the account application and by fulfilling a Letter of Intent ("LOI"). The LOI privilege is also available to holders of the Connecticut General Guaranteed Account, established for tax qualified group annuities, for contracts purchased on or before June 30, 1992. The LOI confirms such purchaser's intention as to the total investment to be made in shares of the AIM Funds (except for (i) Class A shares of AIM TAX-EXEMPT CASH FUND, Class A and Class C shares of AIM ADVISOR CASH MANAGEMENT FUND, and AIM Cash Reserve Shares of AIM MONEY MARKET FUND and (ii) Class B and Class C shares of the Multiple Class Funds) within the following 13 consecutive months. By marking the LOI section on the account application and by signing the account application, the purchaser indicates that he understands and agrees to the terms of the LOI and is bound by the provisions described below.

  Each purchase of fund shares normally subject to an initial sales charge made during the 13-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI, as described under "Sales Charges and Dealer Concessions." It is the purchaser's responsibility at the time of purchase to specify the account numbers that should be considered in determining the appropriate sales charge. The offering price may be further reduced as described under "Rights of Accumulation" if the Transfer Agent is advised of all other accounts at the time of the investment. Shares acquired through reinvestment of dividends and capital gains distributions will not be applied to the LOI. At any time during the 13-month period after meeting the original obligation, a purchaser may revise his intended investment amount upward by submitting a written and signed request. Such a revision will not change the original expiration date. By signing an LOI, a purchaser is not making a binding commitment to purchase additional shares, but if purchases made within the 13-month period do not total the amount specified, the investor will pay the increased amount of sales charge as described below. Purchases made within 90 days before signing an LOI will be applied toward completion of the LOI. The LOI effective date will be the date of the first purchase within the 90-day period. The Transfer Agent will process necessary adjustments upon the expiration or completion date of the LOI. Purchases made more than 90 days before signing an LOI will be applied toward completion of the LOI based on the value of the shares purchased calculated at the public offering price on the effective date of the LOI.

  To assure compliance with the provisions of the 1940 Act, out of the initial purchase (or subsequent purchases if necessary) the Transfer Agent will escrow in the form of shares an appropriate dollar amount (computed to the nearest full share). All dividends and any capital gain distributions on the escrowed shares will be credited to the purchaser. All shares purchased, including those escrowed, will be registered in the purchaser's name. If the total investment specified under this LOI is completed within the 13-month period, the escrowed shares will be promptly released. If the intended investment is not completed, the purchaser will pay the Transfer Agent the difference between the sales charge on the specified amount and the amount actually purchased. If the purchaser does not pay such difference within 20 days of the expiration date, he irrevocably constitutes and appoints the Transfer Agent as his attorney to surrender for redemption any or all shares, to make up such difference within 60 days of the expiration date.

  If at any time before completing the LOI Program, the purchaser wishes to cancel the agreement, he must give written notice to AIM Distributors. If at any time before completing the LOI Program the purchaser requests the Transfer Agent to liquidate or transfer beneficial ownership of his total shares, a cancellation of the LOI will automatically be effected. If the total amount purchased is less than the amount specified in the LOI, the Transfer Agent will redeem an appropriate number of escrowed shares equal to the difference between the sales charge actually paid and the sales charge that would have been paid if the total purchases had been made at a single time.

  (2) RIGHTS OF ACCUMULATION. A "purchaser," as previously defined, may also qualify for reduced initial sales charges based upon such purchaser's existing investment in shares of any of the AIM Funds (except for (i) Class A shares of AIM TAX-EXEMPT CASH FUND, Class A and Class C shares of AIM ADVISOR CASH MANAGEMENT FUND, and AIM Cash Reserve Shares of AIM MONEY MARKET FUND and (ii) Class B and Class C shares of the Multiple Class Funds) at the time of the proposed purchase. Rights of Accumulation are also available to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992. To determine whether or not a reduced initial sales charge applies to a proposed purchase, AIM Distributors takes into account not only the money which is invested upon such proposed purchase, but also the value of all shares of the AIM Funds (except for (i) Class A shares of AIM TAX-EXEMPT CASH FUND, Class A and Class C shares of AIM ADVISOR CASH MANAGEMENT FUND, and AIM Cash Reserve Shares of AIM MONEY MARKET FUND and (ii) Class B and Class C shares of the Multiple Class Funds) owned by such purchaser, calculated at their then current public offering price. If a purchaser so qualifies for a reduced sales charge, the reduced sales charge applies to the total amount of money then being invested by such purchaser and not just to the portion that exceeds the breakpoint above which a reduced sales charge applies. For example, if a purchaser already owns qualifying shares of any AIM Fund with a value of $20,000 and wishes to invest an additional $20,000 in a fund with a maximum
                                                                       MCF-01/98
initial sales charge of 5.50%, the reduced initial sales charge of 5.25% will apply to the full $20,000 purchase and not just to the $15,000 in excess of the $25,000 breakpoint. To qualify for obtaining the discount applicable to a particular purchase, the purchaser or his dealer must furnish AFS with a list of the account numbers and the names in which such accounts of the purchaser are registered at the time the purchase is made.

  PURCHASES AT NET ASSET VALUE. Purchases of shares of any of the AIM Funds at net asset value (without payment of an initial sales charge) may be made in connection with: (a) the reinvestment of dividends and distributions from a fund (see "Dividends, Distributions and Tax Matters"); (b) exchanges of shares of certain other funds (see "Exchange Privilege"); (c) use of the reinstatement privilege (see "How to Redeem Shares"); or (d) a merger, consolidation or acquisition of assets of a fund.

  Shareholders of record of Class A shares of AIM WEINGARTEN FUND and AIM CONSTELLATION FUND on September 8, 1986, and shareholders of record of Class A shares of AIM CHARTER FUND on November 17, 1986, may purchase additional Class A shares of the particular AIM Fund(s) whose shares they owned on such date, at net asset value (without payment of a sales charge) for as long as they continuously own Class A shares of such AIM Fund(s) having a market value of at least $500. In addition, discretionary advised clients of any investment advisors whose clients held Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND on September 8, 1986, or who held Class A shares of AIM CHARTER FUND on November 17, 1986, and have held such Class A shares at all times subsequent to such date, may purchase Class A shares of the applicable AIM Fund(s) at the net asset value of such shares.

  The following persons may purchase shares of the AIM Funds through AIM Distributors without payment of an initial sales charge: (a) A I M Management Group Inc. ("AIM Management") and its affiliated companies; (b) any current or retired officer, director, trustee or employee, or any member of the immediate family (including spouse, children, parents and parents of spouse) of any such person, of AIM Management or its affiliates or of certain mutual funds which are advised or managed by AIM, or any trust established exclusively for the benefit of such persons; (c) any employee benefit plan established for employees of AIM Management or its affiliates; (d) any current or retired officer, director, trustee or employee, or any member of the immediate family (including spouse, children, parents and parents of spouse) of any such person, or of CIGNA Corporation or of any of its affiliated companies, or of First Data Investor Services Group (formerly The Shareholders Services Group, Inc.); (e) any investment company sponsored by CIGNA Investments, Inc. or any of its affiliated companies for the benefit of its directors' deferred compensation plans; (f) discretionary advised clients of AIM or AIM Capital; (g) registered representatives and employees of dealers who have entered into agreements with AIM Distributors (or financial institutions that have arrangements with such dealers with respect to the sale of shares of the AIM Funds) and any member of the immediate family (including spouse, children, parents and parents of spouse) of any such person, provided that purchases at net asset value are permitted by the policies of such person's employer; and (h) certain broker-dealers, investment advisers or bank trust departments that provide asset allocation, similar specialized investment services or investment company transaction services for their customers, that charge a minimum annual fee for such services, and that have entered into an agreement with AIM Distributors with respect to their use of the AIM Funds in connection with such services.

  In addition, shares of any AIM Fund may be purchased at net asset value, without payment of a sales charge, by pension, profit-sharing or other employee benefit plans created pursuant to a plan qualified under Section 401 of the Code or plans under Section 457 of the Code, or employee benefit plans created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code. Such plans will qualify for purchases at net asset value provided that (1) the total amount invested in the plan is at least $1,000,000, (2) the sponsor signs a $1,000,000 LOI, (3) such shares are purchased by an employer-sponsored plan with at least 100 eligible employees, or (4) all of the plan's transactions are executed through a single financial institution or service organization who has entered into an agreement with AIM Distributors with respect to their use of the AIM Funds in connection with such accounts. Section 403(b) plans sponsored by public educational institutions will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees. Participants in such plans will be eligible for reduced sales charges based solely on the aggregate value of their individual investments in the applicable AIM Fund. PLEASE NOTE THAT TAX-EXEMPT FUNDS ARE NOT APPROPRIATE INVESTMENTS FOR SUCH PLANS. AIM Distributors may pay investment dealers or other financial service firms for share purchases of the Load Funds (as defined on page A-10 herein) sold at net asset value to an employee benefit plan in accordance with this paragraph as follows: 1% of the first $2 million of such purchases, plus 0.80% of the next $1 million of such purchases, plus 0.50% of the next $17 million of such purchases, plus 0.25% of amounts in excess of $20 million of such purchases and up to 0.10% of the net asset value of any Class A shares of AIM LIMITED MATURITY TREASURY FUND sold at net asset value to an employee benefit plan in accordance with this paragraph.

  Class A shares of AIM WEINGARTEN FUND and AIM CONSTELLATION FUND may be deposited at net asset value, without payment of a sales charge, in G/SET series unit investment trusts, whose portfolios consist exclusively of Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND and stripped United States Treasury issued notes or bonds bearing no current interest ("Treasury Obligations"). Class A shares of such funds may also be purchased at net asset value by other unit investment trusts approved by the Board of Directors of AIM Equity Funds, Inc. Unit holders of such trusts may elect to invest cash distributions from such trusts in Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND at net asset value, including: (a) distributions of any dividend income or other income received by such trusts; (b) distributions of any net capital gains received in respect of Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND and proceeds of the sale of Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND used to redeem units of such trusts; and (c) proceeds from the maturity of the Treasury Obligations at the termination dates of such trusts. Prior to the termination dates of such trusts, a unit holder may invest the proceeds from the redemption or repurchase of his units in Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND at net asset value, provided:
                                                                       MCF-01/98

(a) that the investment in Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND is effected within 30 days of such redemption or repurchase; and (b) that the unit holder or his dealer provides AIM Distributors with a letter which: (i) identifies the name, address and telephone number of the dealer who sold to the unit holder the units to be redeemed or repurchased; and
(ii) states that the investment in Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND is being funded exclusively by the proceeds from the redemption or repurchase of units of such trusts.

  FOR ANY FUND NAMED ON THE COVER PAGE OF THIS PROSPECTUS, AIM DISTRIBUTORS AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME (1) TO WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS; (2) TO REJECT ANY PURCHASE OR EXCHANGE ORDER OR TO CANCEL ANY PURCHASE DUE TO NONPAYMENT OF THE PURCHASE PRICE; (3) TO INCREASE, WAIVE OR LOWER THE MINIMUM INVESTMENT REQUIREMENTS; OR (4) TO MODIFY ANY OF THE TERMS OR CONDITIONS OF PURCHASE OF SHARES OF SUCH FUND. For any fund named on the cover page, AIM Distributors and its agents will use their best efforts to provide notice of any such actions through correspondence with broker-dealers and existing shareholders, supplements to the AIM Funds' prospectuses, or other appropriate means, and will provide sixty (60) days' notice in the case of termination or material modification to the exchange privilege discussed under the caption "Exchange Privilege."

--------------------------------------------------------------------------------

SPECIAL PLANS

  Except as noted below, each AIM Fund provides the special plans described below for the convenience of its shareholders. Once established, there is no obligation to continue to invest through a plan, and a shareholder may terminate a plan at any time.

  Special plan applications and further information, including details of any fees which are charged to a shareholder investing through a plan, may be obtained by written request, directed to AFS at the address provided under "How to Purchase Shares," or by calling the Client Services Department of AFS at
(800) 959-4246. IT IS RECOMMENDED THAT A SHAREHOLDER CONSIDERING ANY OF THE PLANS DESCRIBED HEREIN CONSULT A TAX ADVISOR BEFORE COMMENCING PARTICIPATION IN SUCH A PLAN.

  SYSTEMATIC WITHDRAWAL PLAN. Under a Systematic Withdrawal Plan, a shareholder who owns shares which are not subject to a contingent deferred sales charge, can arrange for monthly, quarterly or annual checks in any amount (but not less than $50) to be drawn against the balance of his account in the designated AIM Fund. Shareholders who own shares subject to a contingent deferred sales charge, can only arrange for monthly or quarterly withdrawals under a Systematic Withdrawal Plan. Payment of this amount can be made on any day of the month the shareholder specifies, except the thirtieth or thirty-first day of each month in which a payment is to be made. A minimum account balance of $5,000 is required to establish a Systematic Withdrawal Plan, but there is no requirement thereafter to maintain any minimum investment. With respect to shares subject to a contingent deferred sales charge (all classes) no contingent deferred sales charge will be imposed on withdrawals made under a Systematic Withdrawal Plan, provided that the amounts withdrawn under such a plan do not exceed on an annual basis 12% of the account value at the time the shareholder elects to participate in the Systematic Withdrawal Plan. Systematic Withdrawal Plans with respect to shares subject to a contingent deferred sales charge that exceed on an annual basis 12% of such account will be subject to a contingent deferred sales charge on the amounts exceeding 12% of the account value at the time the shareholder elects to participate in the Systematic Withdrawal Plan.

  Under a Systematic Withdrawal Plan, all shares are to be held by the Transfer Agent and all dividends and distributions are reinvested in shares of the applicable AIM Fund by the Transfer Agent. To provide funds for payments made under the Systematic Withdrawal Plan, the Transfer Agent redeems sufficient full and fractional shares at their net asset value in effect at the time of each such redemption.

  Payments under a Systematic Withdrawal Plan constitute taxable events. Since such payments are funded by the redemption of shares, they may result in a return of capital and in capital gains or losses, rather than in ordinary income. Because sales charges are imposed on additional purchases of shares (other than Class B or Class C Shares of the Multiple Class Funds and AIM Cash Reserve Shares of AIM MONEY MARKET FUND, it is disadvantageous to effect such purchases while a Systematic Withdrawal Plan is in effect.

  The Systematic Withdrawal Plan may be terminated at any time upon 10 days' prior notice to AFS. Each AIM Fund bears its share of the cost of operating the Systematic Withdrawal Plan. Each AIM Fund reserves the right to initiate a fee for each withdrawal (not to exceed its cost), but there is no present intent to do so.

  AUTOMATIC INVESTMENT PLAN. Shareholders who wish to make regular systematic investments may establish an Automatic Investment Plan. Under this plan a draft is drawn on the shareholder's bank account in the amount specified by the shareholder (minimum $50 per investment, per account) and on a day or date(s) specified by the shareholder. The proceeds of the draft are invested in shares of the designated AIM Fund at the applicable offering price determined on the date of the draft. An Automatic Investment Plan may be discontinued upon 10 days' prior notice to the Transfer Agent or AIM Distributors.

  AUTOMATIC DIVIDEND INVESTMENT PLAN. Shareholders may elect to have all dividends and distributions declared by an AIM Fund paid in cash or invested at net asset value, without payment of an initial sales charge, either in shares of the same AIM Fund or invested in shares of another AIM Fund. For each of the Multiple Class Funds, dividends and distributions attributable to Class A shares

                                                                      MCF-01/98
may be reinvested in Class A shares of the same fund, in Class A shares of another Multiple Class Fund or in shares of another AIM Fund which is not a Multiple Class Fund; dividends and distributions attributable to Class B shares may be reinvested in Class B shares of the same fund or in Class B shares of another Multiple Class Fund; dividends and distributions attributable to Class C shares may be reinvested in Class C shares of the same fund or in Class C shares of another Multiple Class Fund; and dividends and distributions attributable to AIM Cash Reserve Shares of AIM MONEY MARKET FUND may be reinvested in additional shares of such fund, in Class A shares of another Multiple Class Fund or in shares of another AIM Fund which is not a Multiple Class Fund. See "Dividends, Distributions and Tax Matters -- Dividends and Distributions" for a description of payment dates for these options. In order to qualify to have dividends and distributions of one AIM Fund invested in shares of another AIM Fund, the following conditions must be satisfied: (a) the shareholder must have an account balance in the dividend paying fund of at least $5,000; (b) the account must be held in the name of the shareholder (i.e., the account may not be held in nominee name); and (c) the shareholder must have requested and completed an authorization relating to the reinvestment of dividends into another AIM Fund. An authorization may be given on the account application or on an authorization form available from AIM Distributors. An AIM Fund will waive the $5,000 minimum account value requirement if the shareholder has an account in the fund selected to receive the dividends and distributions with a value of at least $500.

  DOLLAR COST AVERAGING. Shareholders may elect to have a specified amount automatically exchanged, either monthly or quarterly (on or about the 10th or 25th day of the applicable month), from one of their accounts into one or more AIM Funds, subject to the terms and conditions described under the caption "Exchange Privilege -- Terms and Conditions of Exchanges." The account from which exchanges are to be made must have a value of at least $5,000 when a shareholder elects to begin this program, and the exchange minimum is $50 per transaction. All of the accounts that are part of this program must have identical registrations. The net asset value of shares purchased under this program may vary, and may be more or less advantageous than if shares were not exchanged automatically. There is no charge for entering the Dollar Cost Averaging program. Sales charges may apply, as described under the caption "Exchange Privilege."

  PROTOTYPE RETIREMENT PLANS. The AIM Funds (except for AIM TAX-FREE INTERMEDIATE FUND, AIM TAX-EXEMPT CASH FUND, AIM MUNICIPAL BOND FUND, AIM HIGH INCOME MUNICIPAL FUND and AIM TAX-EXEMPT BOND FUND OF CONNECTICUT) have made the following prototype retirement plans available to corporations, individuals and employees of non-profit organizations and public schools: combination money-purchase/profit-sharing plans; 403(b) plans; IRA plans; SARSEP plans; and SEP plans (collectively, "retirement accounts"). Information concerning these plans, including the custodian's fees and the forms necessary to adopt such plans, can be obtained by calling or writing the AIM Funds or AIM Distributors. Shares of the AIM Funds are also available for investment through existing 401(k) plans (for both individuals and employers) adopted under the Code. The plan custodian currently imposes an annual $10 maintenance fee with respect to each retirement account for which it serves as the custodian. This fee is generally charged in December. Each AIM Fund and/or the custodian reserve the right to change this maintenance fee and to initiate an establishment fee (not to exceed its cost).

                                                                     MCF-01/98

--------------------------------------------------------------------------------

EXCHANGE PRIVILEGE

  TERMS AND CONDITIONS OF EXCHANGES. Shareholders of the AIM Funds may participate in an exchange privilege as described below. The exchange privilege is also available to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992. AIM Distributors acts as distributor for the AIM Funds, which represent a range of different investment objectives and policies. As set forth under the caption "Terms and Conditions of Purchase of the AIM
Funds -- Sales Charges and Dealer Concessions," shares of certain of the AIM Funds, including the Class A shares of the Multiple Class Funds, listed below and referred to herein as the "Load Funds," are sold at a public offering price that includes a maximum sales charge of 5.50% or 4.75% of the public offering price of such shares; Class A shares (or shares which normally involve the payment of initial sales charges) of certain of the AIM Funds, listed below and referred to herein as the "Lower Load Funds," are sold at a public offering price that includes a maximum sales charge of 1.00% of the public offering price of such shares; and Class A shares or shares of certain other funds, listed below and referred to herein as the "No Load Funds," are sold at net asset value, without payment of a sales charge.

                                LOAD FUNDS:                                  LOWER LOAD FUNDS:
   AIM ADVISOR FLEX FUND --            AIM GLOBAL GROWTH                     AIM LIMITED MATURITY TREASURY FUND -- CLASS A
     CLASS A                             FUND -- CLASS A                     AIM TAX-FREE INTERMEDIATE
   AIM ADVISOR INCOME FUND --          AIM GLOBAL INCOME                       FUND -- CLASS A
     CLASS A                             FUND -- CLASS A
   AIM ADVISOR INTERNATIONAL           AIM GLOBAL UTILITIES                  NO LOAD FUNDS:
     VALUE FUND -- CLASS A               FUND -- CLASS A                     AIM ADVISOR CASH MANAGEMENT FUND
   AIM ADVISOR LARGE CAP               AIM GROWTH FUND -- CLASS A                -- CLASS A
     VALUE FUND -- CLASS A             AIM HIGH INCOME                         AIM MONEY MARKET FUND
   AIM ADVISOR MULTIFLEX               MUNICIPAL FUND -- CLASS A                 -- AIM CASH RESERVE SHARES
     FUND -- CLASS A                   AIM HIGH YIELD FUND -- CLASS A          AIM TAX-EXEMPT CASH FUND -- CLASS A
   AIM ADVISOR REAL ESTATE             AIM INCOME FUND -- CLASS A
     FUND -- CLASS A                   AIM INTERMEDIATE GOVERNMENT
   AIM AGGRESSIVE GROWTH                 FUND -- CLASS A
     FUND -- CLASS A                   AIM INTERNATIONAL EQUITY
   AIM ASIAN GROWTH                      FUND -- CLASS A
     FUND -- CLASS A                   AIM MONEY MARKET
   AIM BALANCED FUND -- CLASS A          FUND -- CLASS A
   AIM BLUE CHIP FUND -- CLASS A       AIM MUNICIPAL BOND
   AIM CAPITAL DEVELOPMENT               FUND -- CLASS A
     FUND -- CLASS A                   AIM TAX-EXEMPT BOND FUND
   AIM CHARTER FUND -- CLASS A           OF CONNECTICUT -- CLASS A
   AIM CONSTELLATION                   AIM VALUE FUND -- CLASS A
     FUND -- CLASS A                   AIM WEINGARTEN FUND -- CLASS A
   AIM EUROPEAN DEVELOPMENT
     FUND -- CLASS A
   AIM GLOBAL AGGRESSIVE GROWTH
     FUND -- CLASS A

  Shares of any AIM Fund may be exchanged for shares of any other AIM Fund on the terms described on the chart below, except that (i) no share of any Load Fund, Class C of a Multiple Class Fund, Lower Load Fund or No Load Fund may be exchanged for shares of AIM ADVISOR CASH MANAGEMENT FUND or AIM ADVISOR INCOME FUND; (ii) Load Fund share purchases of $1,000,000 or more which are subject to a contingent deferred sales charge may not be exchanged for Lower Load Funds or for AIM TAX-EXEMPT CASH FUND; (iii) LOWER LOAD FUND SHARE PURCHASES OF $1,000,000 OR MORE AND AIM Cash Reserve Shares of AIM MONEY MARKET FUND and AIM TAX-EXEMPT CASH FUND PURCHASES MAY BE EXCHANGED FOR LOAD FUND SHARES IN AMOUNTS OF $1,000,000 OR MORE WHICH WILL THEN BE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE; HOWEVER, FOR PURPOSES OF CALCULATING THE CONTINGENT DEFERRED SALES CHARGE ON THE LOAD FUND SHARES ACQUIRED, THE 18-MONTH PERIOD SHALL BE COMPUTED FROM THE DATE OF SUCH EXCHANGE; (iv) Class A shares may be exchanged for Class A shares , (v) Class B shares may be exchanged only for Class B shares; (vi) Class C shares may only be exchanged for Class C shares; (vii) Class A shares of AIM ADVISOR CASH MANAGEMENT FUND may be exchanged for Class A shares of any Load Fund, Lower Load Fund or No-Load Fund at net asset value; (viii) Class C shares of AIM ADVISOR CASH MANAGEMENT FUND may be exchanged for Class C shares of any Multiple Class Fund at net asset value; and (ix) AIM Cash Reserve Shares of AIM MONEY MARKET FUND may not be exchanged for Class A shares of AIM MONEY MARKET FUND or for Class B or Class C shares.

                                                                       MCF-01/98

  Broker-dealers and institutions of record for Class A or Class C shares purchased pursuant to an exchange from Class A or Class C shares of AIM ADVISOR CASH MANAGEMENT FUND will be compensated according to the sales commission or concession that would apply if these Class A or Class C share purchases had been purchased in a manner other than pursuant to an exchange.

  DEPENDING UPON THE FUND FROM WHICH AND INTO WHICH AN EXCHANGE IS BEING MADE, SHARES BEING ACQUIRED IN AN EXCHANGE MAY BE ACQUIRED AT THEIR OFFERING PRICE OR AT THEIR NET ASSET VALUE (WITHOUT PAYMENT OF A SALES CHARGE) AS SET FORTH IN THE TABLE BELOW FOR SHARES INITIALLY PURCHASED PRIOR TO MAY 1, 1994:

                                                                                                      MULTIPLE CLASS FUNDS:
                                                            LOWER LOAD              NO LOAD       ------------------------------
      FROM:                 TO: LOAD FUNDS                     FUNDS                 FUNDS           CLASS B         CLASS C
      -----                 --------------            -----------------------  -----------------  --------------  --------------
Load Funds.......  Net Asset Value                    Net Asset Value          Net Asset Value    Not Applicable  Not Applicable

Lower Load
  Funds..........  Net Asset Value                    Net Asset Value          Net Asset Value    Not Applicable  Not Applicable

No Load Funds....  Offering Price if No Load shares   Net Asset Value if No    Net Asset Value    Not Applicable  Not Applicable
                   were directly purchased. Net       Load shares were
                   Asset Value if No Load shares      acquired upon exchange
                   were acquired upon exchange of     of shares of any Load
                   shares of any Load Fund or any     Fund or any Lower Load
                   Lower Load Fund.                   Fund; otherwise,
                                                      Offering Price.
Multiple Class
  Funds:
  Class B........  Not Applicable                     Not Applicable           Not Applicable     Net Asset Value Not Applicable

  FOR SHARES INITIALLY PURCHASED ON OR AFTER MAY 1, 1994, THE FOREGOING TABLE IS REVISED AS FOLLOWS:
Load Funds.......  Net Asset Value                    Net Asset Value          Net Asset Value    Not Applicable  Not Applicable

Lower Load
  Funds..........  Net Asset Value if shares were     Net Asset Value          Net Asset Value    Not Applicable  Not Applicable
                   acquired upon exchange of any
                   Load Fund. Otherwise, difference
                   in sales charge will apply.

No Load Funds....  Offering Price if No Load shares   Net Asset Value if No    Net Asset Value    Not Applicable  Not Applicable
                   were directly purchased. Net       Load shares were
                   Asset Value if No Load shares      acquired upon exchange
                   were acquired upon exchange of     of shares of any Load
                   shares of any Load Fund.           Fund or any Lower Load
                   Difference in sales charge will    Fund; otherwise, Of-
                   apply if No Load shares were       fering Price.
                   acquired upon exchange of Lower
                   Load Fund shares.
Multiple Class
  Funds:
  Class B........  Not Applicable                     Not Applicable           Not Applicable     Net Asset Value Not Applicable
  Class C........  Not Applicable                     Not Applicable           Not Applicable     Not Applicable  Net Asset Value

  An exchange is permitted only in the following circumstances: (a) if the funds offer more than one class of shares, the exchange must be between the same class of shares (e.g., Class A, Class B and Class C shares of a Multiple Class Fund cannot be exchanged for each other), except that AIM Cash Reserve Shares of AIM MONEY MARKET FUND may be exchanged for Class A shares of another Multiple Class Fund; (b) the dollar amount of the exchange must be at least equal to the minimum investment applicable to the shares of the fund acquired through such exchange; (c) the shares of the fund acquired through exchange must be qualified for sale in the state in which the shareholder resides; (d) the exchange must be made between accounts having identical registrations and addresses; (e) the full amount of the purchase price for the shares being exchanged must have already been received by the fund; (f) the account from which shares have been exchanged must be coded as having a certified taxpayer identification number on file or, in the alternative, an appropriate Internal Revenue Service ("IRS") Form W-8 (certificate of foreign status) or Form W-9 (certifying exempt status) must have been received by the fund; (g) newly acquired shares (through either an initial or subsequent investment) are held in an account for at least ten business days, and all other shares are held in an account for at least one day, prior to the exchange; and (h) certificates representing shares must be returned before shares can be exchanged. There is no fee for exchanges among the AIM Funds.

  THE CURRENT PROSPECTUS OF EACH OF THE AIM FUNDS AND CURRENT INFORMATION CONCERNING THE OPERATION OF THE EXCHANGE PRIVILEGE ARE AVAILABLE THROUGH AIM DISTRIBUTORS OR THROUGH ANY DEALER WHO HAS EXECUTED AN APPLICABLE AGREEMENT WITH AIM DISTRIBUTORS. BEFORE EXCHANGING SHARES, INVESTORS SHOULD REVIEW THE PROSPECTUSES OF THE FUNDS WHOSE SHARES WILL BE ACQUIRED THROUGH EXCHANGE. EXCHANGES OF SHARES ARE CONSIDERED TO BE SALES FOR FEDERAL AND STATE INCOME TAX PURPOSES AND MAY RESULT IN A TAXABLE GAIN OR LOSS TO A SHAREHOLDER.

                                                                      MCF-01/98

  THE EXCHANGE PRIVILEGE IS NOT AN OPTION OR RIGHT TO PURCHASE SHARES BUT IS PERMITTED UNDER THE RESPECTIVE POLICIES OF THE PARTICIPATING FUNDS, AND MAY BE MODIFIED OR DISCONTINUED BY ANY OF SUCH FUNDS OR BY AIM DISTRIBUTORS AT ANY TIME, AND TO THE EXTENT PERMITTED BY APPLICABLE LAW, WITHOUT NOTICE.

  Shares of any AIM Fund (other than AIM MONEY MARKET FUND) to be exchanged are redeemed at their net asset value as determined at NYSE Close on the day that an exchange request in proper form (described below) is received. Exchange requests received after NYSE Close will result in the redemption of shares at their net asset value at NYSE Close on the next business day. See "Terms and Conditions of Purchase of the AIM Funds -- Timing of Purchase, Exchange and Redemption Orders (AIM MONEY MARKET FUND only)" for information regarding the timing of exchange orders for AIM MONEY MARKET FUND. Normally, shares of an AIM Fund to be acquired by exchange are purchased at their net asset value or applicable offering price, as the case may be, determined on the date that such request is received, but under unusual market conditions such purchases may be delayed for up to five business days if it is determined that a fund would be materially disadvantaged by an immediate transfer of the proceeds of the exchange. If a shareholder is exchanging into a fund paying daily dividends (See "Dividends, Distributions and Tax Matters -- Dividends and Distributions," below), and the release of the exchange proceeds is delayed for the foregoing five-day period, such shareholder will not begin to accrue dividends until the sixth business day after the exchange. Shares purchased by check may not be exchanged until it is determined that the check has cleared, which may take up to ten business days from the date that the check is received. See "Terms and Conditions of Purchase of the AIM Funds -- Timing of Purchase Orders."

  In the event of unusual market conditions, AIM Distributors reserves the right to reject any exchange request, if, in the judgment of AIM Distributors, the number of requests or the total value of the shares that are the subject of the exchange places a material burden on a fund. For example, the number of exchanges by investment managers making market timing exchanges may be limited.

  EXCHANGES BY MAIL. Investors exchanging their shares by mail should send a written request to AFS. The request should contain the account registration and account number, the dollar amount or number of shares to be exchanged, and the names of the funds from which and into which the exchange is to be made. The request should comply with all of the requirements for redemption by mail, except those required for redemption of IRAs. See "How to Redeem Shares."

  EXCHANGES BY TELEPHONE. Shareholders or their agents may request an exchange by telephone. If a shareholder does not wish to allow telephone exchanges by any person in his account, he should decline that option on the account application. AIM Distributors has made arrangements with certain dealers and investment advisory firms to accept telephone instructions to exchange shares between any of the AIM Funds. AIM Distributors reserves the right to impose conditions on dealers or investment advisors who make telephone exchanges of shares of the funds, including the condition that any such dealer or investment advisor enter into an agreement (which contains additional conditions with respect to exchanges of shares) with AIM Distributors. To exchange shares by telephone, a shareholder, dealer or investment advisor who has satisfied the foregoing conditions must call AFS at (800) 959-4246. If a shareholder is unable to reach AFS by telephone, he may also request exchanges by telegraph or use overnight courier services to expedite exchanges by mail, which will be effective on the business day received by the Transfer Agent as long as such request is received prior to NYSE Close. The Transfer Agent and AIM Distributors will not be liable for any loss, expense or cost arising out of any telephone exchange request that they reasonably believe to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions if they do not follow reasonable procedures for verification of telephone transactions. Such reasonable procedures may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transaction.

  EXCHANGES OF CLASS B AND CLASS C SHARES. A contingent deferred sales charge will not be imposed in connection with exchanges among Class B shares or among Class C shares. For purposes of determining a shareholder's holding period of Class B or Class C shares in the calculation of the applicable contingent deferred sales charge, the period of time during which Class B or Class C shares were held prior to an exchange will be added to the holding period of the applicable Class B or Class C shares (except for Class C shares of AIM ADVISOR CASH MANAGEMENT FUND) acquired in an exchange.

--------------------------------------------------------------------------------

HOW TO REDEEM SHARES

  Shares of the AIM Funds may be redeemed directly through AIM Distributors or through any dealer who has entered into an agreement with AIM Distributors. In addition to the obligation of the fund(s) named on the cover page to redeem shares, AIM Distributors also repurchases shares. Although a contingent deferred sales charge may be applicable to certain redemptions, as described below, there is no redemption fee imposed when shares are redeemed or repurchased; however, dealers may charge service fees for handling repurchase transactions.

  MULTIPLE DISTRIBUTION SYSTEM. Class B shares. Class B shares purchased under the Multiple Distribution System may be redeemed on any business day of a Multiple Class Fund at the net asset value per share next determined following receipt of the redemption order, as described under the caption "Timing and Pricing of Redemption Orders," less the applicable contingent deferred sales charge shown in the table below. No deferred sales charge will be imposed (i) on redemptions of Class B shares following six years from the date such shares were purchased, (ii) on Class B shares acquired through reinvestments of dividends and distributions attrib-

                                                                       MCF-01/98
utable to Class B shares or (iii) on amounts that represent capital appreciation in the shareholder's account above the purchase price of the Class B shares.

                           YEAR                              CONTINGENT DEFERRED
                           SINCE                               SALES CHARGE AS
                         PURCHASE                            % OF DOLLAR AMOUNT
                           MADE                               SUBJECT TO CHARGE
                         --------                            -------------------
First......................................................          5%
Second.....................................................          4%
Third......................................................          3%
Fourth.....................................................          3%
Fifth......................................................          2%
Sixth......................................................          1%
Seventh and Following......................................         None

  In determining whether a contingent deferred sales charge is applicable, it will be assumed that a redemption is made first, of any shares held in the shareholder's account that are not subject to such charge; second, of shares derived from reinvestment of dividends and distributions; third, of shares held for more than six years from the date such shares were purchased; and fourth, of shares held less than six years from the date such shares were purchased. The applicable sales charge will be applied against the lesser of the current market value of shares redeemed or their original cost.

  Class C Shares. Class C shares purchased under the Multiple Distribution System may be redeemed on any business day of a Multiple Class Fund at the net asset value per share next determined following receipt of the redemption order, as described under the caption "Timing and Pricing of Redemption Orders," less a 1% contingent deferred sales charge. No deferred sales charge will be imposed
(i) on redemptions of Class C shares following one year from the date such shares were purchased; (ii) on Class C shares acquired through reinvestment of dividends and distributions attributable to Class C shares; (iii) on amounts that represent capital appreciation in the shareholder's account above the purchase price of the Class C shares; (iv) on redemptions of additional purchases of shares of AIM ADVISOR FLEX FUND, AIM ADVISOR INCOME FUND, AIM ADVISOR INTERNATIONAL VALUE FUND, AIM ADVISOR LARGE CAP VALUE FUND, AIM ADVISOR MULTIFLEX FUND, and AIM ADVISOR REAL ESTATE FUND, by shareholders of record on April 30, 1995 of these funds (shareholders whose broker/dealers maintain a single omnibus account with the Transfer Agent on behalf of those shareholders, perform sub-accounting functions with respect to those shareholders, and are unable to segregate shareholders of record prior to April 30, 1995 from shareholders whose accounts were opened after that date will be subject to a CDSC on all purchases made after March 1, 1996); or (v) on Class C shares of AIM ADVISOR CASH MANAGEMENT FUND except in certain cases when the shares were purchased in an exchange. Redemptions of shares of AIM ADVISOR CASH MANAGEMENT FUND are generally not subject to a contingent deferred sales charge; however, a contingent deferred sales charge may be applicable to redemptions of shares of AIM ADVISOR CASH MANAGEMENT FUND if the redeemed shares were exchanged from another Class C share fund and the one year holding period in such fund has not been completed.

  Contingent deferred sales charges on Class B and Class C shares will be waived on redemptions (1) following the death or post-purchase disability, as defined in Section 72(m)(7) of the Code, of a shareholder or a settlor of a living trust (provided AIM Distributors is notified of such death or post-purchase disability at the time of the redemption request and is provided with satisfactory evidence of such death or post-purchase disability), (2) in connection with certain distributions from individual retirement accounts, custodial accounts maintained pursuant to Code Section 403(b), deferred compensation plans qualified under Code Section 457 and plans qualified under Code Section 401 (collectively, "Retirement Plans"), (3) pursuant to a Systematic Withdrawal Plan, provided that amounts withdrawn under such plan do not exceed on an annual basis 12% of the value of the shareholder's investment in Class B or Class C shares at the time the shareholder elects to participate in the Systematic Withdrawal Plan, (4) effected pursuant to the right of a Multiple Class Fund to liquidate a shareholder's account if the aggregate net asset value of shares held in the account is less than the designated minimum account size described in the prospectus of such Multiple Class Fund, (5) effected by AIM of its investment in Class B or Class C shares and (6) of Class C shares where such investor's dealer of record, due to the nature of the investor's account, notifies AIM Distributors prior to the time of investment that the dealer waives the payment otherwise payable to the dealer described in the fifth paragraph under the caption "Terms and Conditions of Purchase of the AIM Funds -- All Groups of AIM Funds."

  Waiver category (1) above applies only to redemptions of Class B or Class C shares held at the time of death or initial determination of post-purchase disability.

  Waiver category (2) above applies only to redemptions resulting from:

        (i) required minimum distributions to plan participants or beneficiaries who are age 70-1/2 or older, and only with respect to that portion of such distributions which does not exceed 12% annually of the participant's or beneficiary's account value in a particular AIM Fund;

          (ii) in kind transfers of assets where the participant or beneficiary notifies AIM Distributors of such transfer no later than the time such transfer occurs;
                                                                       MCF-01/98

          (iii) tax-free rollovers or transfers of assets to another Retirement Plan invested in Class B or Class C shares of one or more Multiple Class Funds;

          (iv) tax-free returns of excess contributions or returns of excess deferral amounts; and

          (v) distributions upon the death or disability (as defined in the Code) of the participant or beneficiary.

  CONTINGENT DEFERRED SALES CHARGE PROGRAM FOR LARGE PURCHASES. Except for purchases of Class B and Class C shares of a Multiple Class Fund and purchases of shares of the No Load Funds and Lower Load Funds, A CONTINGENT DEFERRED SALES CHARGE OF 1% APPLIES TO PURCHASES OF $1,000,000 OR MORE THAT ARE REDEEMED WITHIN 18 MONTHS OF THE DATE OF PURCHASE. For a description of the AIM Funds participating in this program, see "Terms and Conditions of Purchase of the AIM Funds -- Sales Charges and Dealer Concessions." This charge will be 1% of the lesser of the value of the shares redeemed (excluding reinvested dividends and capital gain distributions) or the total original cost of such shares. In determining whether a contingent deferred sales charge is payable, and the amount of any such charge, shares not subject to the contingent deferred sales charge are redeemed first (including shares purchased by reinvested dividends and capital gains distributions and amounts representing increases from capital appreciation), and then other shares are redeemed in the order of purchase. No such charge will be imposed upon exchanges unless the shares acquired by exchange are redeemed within 18 months of the date the shares were originally purchased. For purposes of computing this 18-MONTH PERIOD (i) shares of any Load Fund, Class A shares of AIM ADVISOR CASH MANAGEMENT FUND or AIM Cash Reserve Shares of AIM MONEY MARKET FUND which were acquired through an exchange of shares which previously were subject to the 1% contingent deferred sales charge will be credited with the period of time such exchanged shares were held, and
(ii) shares of any Load Fund which are subject to the 1% contingent deferred sales charge and which were acquired through an exchange of shares of a Lower Load Fund or a No Load Fund which previously were not subject to the 1% contingent deferred sales charge will not be credited with the period of time such exchanged shares were held. The charge will be waived in the following circumstances: (1) redemptions of shares by employee benefit plans ("Plans") qualified under Sections 401 or 457 of the Code, or Plans created under Section 403(b) of the Code and sponsored by nonprofit organizations as defined under
Section 501(c)(3) of the Code, where shares are being redeemed in connection with employee terminations or withdrawals, and (a) the total amount invested in a Plan is at least $1,000,000, (b) the sponsor of a Plan signs a letter of intent to invest at least $1,000,000 in one or more of the AIM Funds, or (c) the shares being redeemed were purchased by an employer-sponsored Plan with at least 100 eligible employees; provided, however, that Plans created under Section 403(b) of the Code which are sponsored by public educational institutions shall qualify under (a), (b) or (c) above on the basis of the value of each Plan participant's aggregate investment in the AIM Funds, and not on the aggregate investment made by the Plan or on the number of eligible employees; (2) redemptions of shares following the death or post-purchase disability, as defined in Section 72(m)(7) of the Code, of a shareholder or a settlor of a living trust; (3) redemptions of shares purchased at net asset value by private foundations or endowment funds where the initial amount invested was at least $1,000,000; (4) redemptions of shares purchased by an investor in amounts of $1,000,000 or more where such investor's dealer of record, due to the nature of the investor's account, notifies AIM Distributors prior to the time of investment that the dealer waives the payments otherwise payable to the dealer as described in the third paragraph under the caption "Terms and Conditions of Purchase of the AIM Funds -- All Groups of AIM Funds"; and (5) pursuant to a Systematic Withdrawal Plan, provided that amounts withdrawn under such plan do not exceed on an annual basis 12% of the value of the shareholder's investment in Class A shares at the time the shareholder elects to participate in the Systematic Withdrawal Plan.

  REDEMPTIONS BY MAIL. Redemption requests must be in writing and sent to the Transfer Agent. Upon receipt of a redemption request in proper form, payment will be made as soon as practicable, but in any event will normally be made within seven days after receipt. However, in the event of a redemption of shares purchased by check, the investor may be required to wait up to ten business days before the redemption proceeds are sent. See "Terms and Conditions of Purchase of the AIM Funds -- Timing of Purchase Orders."

  Requests for redemption must include: (a) original signatures of each registered owner exactly as the shares are registered; (b) the Fund and the account number of shares to be redeemed; (c) share certificates, either properly endorsed or accompanied by a duly executed stock power, for the shares to be redeemed if such certificates have been issued and the shares are not in the custody of the Transfer Agent; (d) signature guarantees, as described below; and
(e) any additional documents that may be required for redemption by corporations, partnerships, trusts or other entities. The burden is on the shareholder to inquire as to whether any additional documentation is required. Any request not in proper form may be rejected and in such case must be renewed in writing.

  In addition to these requirements, shareholders who have invested in a fund to establish an IRA, should include the following information along with a written request for either partial or full liquidation of fund shares: (a) a statement as to whether or not the shareholder has attained age 59- 1/2; and (b) a statement as to whether or not the shareholder elects to have federal income tax withheld from the proceeds of the liquidation.

  REDEMPTIONS BY TELEPHONE. Shareholders may request a redemption by telephone. If a shareholder does not wish to allow telephone redemptions by any person in his account, he should decline that option on the account application. The telephone redemption feature can be used only if: (a) the redemption proceeds are to be mailed to the address of record or wired to the pre-authorized bank account as indicated on the account application; (b) there has been no change of address of record on the account within

                                                                       MCF-01/98
the preceding 30 days; (c) the shares to be redeemed are not in certificate form; (d) the person requesting the redemption can provide proper identification information; and (e) the proceeds of the redemption do not exceed $50,000. Accounts in AIM Distributors' prototype retirement plans (such as IRA and IRA/SEP) or 403(b) plans are not eligible for the telephone redemption option. AIM Distributors has made arrangements with certain dealers and investment advisors to accept telephone instructions for the redemption of shares. AIM Distributors reserves the right to impose conditions on these dealers and investment advisors, including the condition that they enter into agreements (which contain additional conditions with respect to the redemption of shares) with AIM Distributors. The Transfer Agent and AIM Distributors will not be liable for any loss, expense or cost arising out of any telephone redemption request effected in accordance with the authorization set forth at that item of the account application if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions if they do not follow reasonable procedures for verification of telephone transactions. Such reasonable procedures may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transaction.

  EXPEDITED REDEMPTIONS (AIM MONEY MARKET FUND ONLY). If a redemption order is received prior to 11:30 a.m. Eastern Time, the redemption will be effective on that day and AIM MONEY MARKET FUND will endeavor to transmit payment on that same business day. If the redemption order is received after 11:30 a.m. and prior to NYSE Close, the redemption will be made at the next determined net asset value and payment will generally be transmitted on the next business day.

  REDEMPTIONS BY CHECK (AIM TAX-EXEMPT CASH FUND, AIM ADVISOR CASH MANAGEMENT FUND and AIM Cash Reserve Shares of AIM MONEY MARKET FUND). After completing the appropriate authorization form, shareholders may use checks to effect redemptions from AIM TAX-EXEMPT CASH FUND, AIM ADVISOR CASH MANAGEMENT FUND and the AIM Cash Reserve Shares of AIM MONEY MARKET FUND. This privilege does not apply to retirement accounts or qualified plans. Checks may be drawn in any amount of $250 or more. Checks drawn against insufficient shares in the account, against shares held less than ten business days, or in amounts of less than the applicable minimum will be returned to the payee. The payee of the check may cash or deposit it in the same way as an ordinary bank check. When a check is presented to the Transfer Agent for payment, the Transfer Agent will cause a sufficient number of shares of such fund to be redeemed to cover the amount of the check. Shareholders are entitled to dividends on the shares redeemed through the day on which the check is presented to the Transfer Agent for payment.

  TIMING AND PRICING OF REDEMPTION ORDERS. Shares of the various AIM Funds (other than AIM MONEY MARKET FUND) are redeemed at their net asset value next computed after a request for redemption in proper form (including signature guarantees and other required documentation for written redemptions) is received by the Transfer Agent, except that shares that are subject to a contingent deferred sales charge, may be subject to the imposition of deferred sales charges that will be deducted from the redemption proceeds. See "Multiple Distribution System" and "Contingent Deferred Sales Charge Program for Large Purchases." Orders for the redemption of shares received in proper form prior to NYSE Close on any business day of an AIM Fund will be confirmed at the price determined as of the close of that day. Orders received after NYSE Close will be confirmed at the price determined on the next business day of an AIM Fund. Redemptions of shares of AIM MONEY MARKET FUND received prior to 12:00 noon or NYSE Close on any business day of the Fund will be confirmed at the price next determined. It is the responsibility of the dealer to ensure that all orders are transmitted on a timely basis. Any resulting loss from the dealer's failure to submit a request for redemption within the prescribed time frame will be borne by that dealer. Telephone redemption requests must be made by NYSE Close on any business day of an AIM Fund and will be confirmed at the price determined as of the close of that day. No AIM Fund will accept requests which specify a particular date for redemption or which specify any special conditions.

  Payment of the proceeds of redeemed shares is normally mailed within seven days following the redemption date. However, in the event of a redemption of shares purchased by check, the investor may be required to wait up to ten business days before the redemption proceeds are sent. See "Terms and Conditions of Purchase of the AIM Funds -- Timing of Purchase Orders." A charge for special handling (such as wiring of funds or expedited delivery services) may be made by the Transfer Agent. The right of redemption may not be suspended or the date of payment upon redemption postponed except under unusual circumstances such as when trading on the NYSE is restricted or suspended. Payment of the proceeds of redemptions relating to shares for which checks sent in payment have not yet cleared will be delayed until it is determined that the check has cleared, which may take up to ten business days from the date that the check is received.

  SIGNATURE GUARANTEES. A signature guarantee is designed to protect the investor, the AIM Funds, AIM Distributors, and their agents by verifying the signature of each investor seeking to redeem, transfer, or exchange shares of an AIM Fund. Examples of when signature guarantees are required are: (1) redemptions by mail in excess of $50,000; (2) redemptions by mail if the proceeds are to be paid to someone other than the name(s) in which the account is registered; (3) written redemptions requesting proceeds to be sent by wire to other than the bank of record for the account; (4) redemptions requesting proceeds to be sent to a new address or an address that has been changed within the past 30 days; (5) requests to transfer the registration of shares to another owner; (6) telephone exchange and telephone redemption authorization forms; (7) changes in previously designated wiring instructions; and (8) written redemptions or exchanges of shares previously reported as lost, whether or not the redemption amount is under $50,000 or the proceeds are to be sent to the address of record. These requirements may be waived or modified upon notice to shareholders.
                                                                       MCF-01/98

  Acceptable guarantors include banks, broker-dealers, credit unions, national securities exchanges, savings associations and any other organization, provided that such institution or organization qualifies as an "eligible guarantor institution" as that term is defined in rules adopted by the Securities and Exchange Commission ("SEC"), and further provided that such guarantor institution is listed in one of the reference guides contained in the Transfer Agent's current Signature Guarantee Standards and Procedures, such as certain domestic banks, credit unions, securities dealers, or securities exchanges. The Transfer Agent will also accept signatures with either: (1) a signature guaranteed with a medallion stamp of the STAMP Program, or (2) a signature guaranteed with a medallion stamp of the NYSE Medallion Signature Program, provided that in either event, the amount of the transaction involved does not exceed the surety coverage amount indicated on the medallion. For information regarding whether a particular institution or organization qualifies as an "eligible guarantor institution," an investor should contact the Client Services Department of AFS.

  REINSTATEMENT PRIVILEGE (CLASS A SHARES ONLY). Within 90 days of a redemption, a shareholder may invest all or part of the redemption proceeds in Class A shares of any AIM Fund (except Class A shares of AIM ADVISOR CASH MANAGEMENT
FUND) at the net asset value next computed after receipt by the Transfer Agent of the funds to be reinvested; provided, however, if the redemption was made from Class A shares of either AIM LIMITED MATURITY TREASURY FUND or AIM TAX-FREE INTERMEDIATE FUND, the reinvested proceeds will be subject to the difference in sales charge between the shares redeemed and the shares the proceeds are reinvested in. The shareholder must ask the Transfer Agent for such privilege at the time of reinvestment. A realized gain on the redemption is taxable, and reinvestment may alter any capital gains payable. If there has been a loss on the redemption and shares of the same fund are repurchased, all of the loss may not be tax deductible, depending on the timing and amount reinvested. Under the Code, if the redemption proceeds of fund shares on which a sales charge was paid are reinvested in (or exchanged for) shares of another AIM Fund at a reduced sales charge within 90 days of the payment of the sales charge, the shareholder's basis in the fund shares redeemed may not include the amount of the sales charge paid, thereby reducing the loss or increasing the gain recognized from the redemption; however, the shareholder's basis in the fund shares purchased will include the sales charge. Each AIM Fund may amend, suspend or cease offering this privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation. This privilege may only be exercised once each year by a shareholder with respect to each AIM Fund.

  Shareholders who are assessed a contingent deferred sales charge in connection with the redemption of Class A shares and who subsequently reinvest a portion or all of the value of the redeemed shares in Class A shares of any AIM Fund within 90 days after such redemption may do so at net asset value if such privilege is claimed at the time of reinvestment. Such reinvested proceeds will not be subject to either a front-end sales charge at the time of reinvestment or an additional contingent deferred sales charge upon subsequent redemption. In order to exercise this reinvestment privilege, the shareholder must notify the Transfer Agent of his or her intent to do so at the time of reinvestment. This reinvestment privilege does not apply to Class B or Class C shares.

--------------------------------------------------------------------------------

DETERMINATION OF NET ASSET VALUE

  The net asset value per share (or share price) of each AIM Fund is determined as of 4:00 p.m. Eastern Time (12:00 noon Eastern Time and NYSE Close with respect to AIM MONEY MARKET FUND), on each "business day" of a fund as previously defined. In the event the NYSE closes early (i.e. before 4:00 p.m. Eastern Time) on a particular day, the net asset value of an AIM Fund's share will be determined as of the close of the NYSE on such day. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the NYSE. The net asset value per share is calculated by subtracting a class' liabilities from its assets and dividing the result by the total number of class shares outstanding. The determination of net asset value per share is made in accordance with generally accepted accounting principles. Among other items, liabilities include accrued expenses and dividends payable, and total assets include portfolio securities valued at their market value, as well as income accrued but not yet received. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the fund's officers and in accordance with methods which are specifically authorized by its governing Board of Directors or Trustees. Short-term obligations with maturities of 60 days or less, and the securities held by the Money Market Funds, are valued at amortized cost as reflecting fair value. AIM HIGH INCOME MUNICIPAL FUND, AIM MUNICIPAL BOND FUND, AIM TAX-EXEMPT BOND FUND OF CONNECTICUT and AIM TAX-FREE INTERMEDIATE FUND value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

  Generally, trading in foreign securities, corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of an AIM Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which the values of the securities are determined and the close of the NYSE which will not be reflected in the computation of an AIM Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors or Trustees of the applicable AIM Fund.

                                                                       MCF-01/98

--------------------------------------------------------------------------------

DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

DIVIDENDS AND DISTRIBUTIONS

  Each AIM Fund's policy regarding the payment of dividends and distributions is set forth below.

                                                                                DISTRIBUTIONS    DISTRIBUTIONS
                                                                                   OF NET           OF NET
                                                    DIVIDENDS FROM                REALIZED         REALIZED
                                                    NET INVESTMENT               SHORT-TERM        LONG-TERM
                   FUND                                 INCOME                  CAPITAL GAINS    CAPITAL GAINS
                   ----                             --------------              -------------    -------------
AIM ADVISOR CASH MANAGEMENT FUND..........  declared daily; paid monthly      annually           annually
AIM ADVISOR FLEX FUND.....................  declared and paid quarterly       quarterly          annually
AIM ADVISOR INCOME FUND...................  declared and paid monthly         monthly            annually
AIM ADVISOR INTERNATIONAL VALUE FUND......  declared and paid annually        annually           annually
AIM ADVISOR LARGE CAP VALUE FUND..........  declared and paid quarterly       quarterly          annually
AIM ADVISOR MULTIFLEX FUND................  declared and paid quarterly       quarterly          annually
AIM ADVISOR REAL ESTATE FUND..............  declared and paid quarterly       quarterly          annually
AIM AGGRESSIVE GROWTH FUND................  declared and paid annually        annually           annually
AIM ASIAN GROWTH FUND.....................  declared and paid annually        annually           annually
AIM BALANCED FUND.........................  declared and paid quarterly       annually           annually
AIM BLUE CHIP FUND........................  declared and paid annually        annually           annually
AIM CAPITAL DEVELOPMENT FUND..............  declared and paid annually        annually           annually
AIM CHARTER FUND..........................  declared and paid quarterly       annually           annually
AIM CONSTELLATION FUND....................  declared and paid annually        annually           annually
AIM EUROPEAN DEVELOPMENT FUND.............  declared and paid annually        annually           annually
AIM GLOBAL AGGRESSIVE GROWTH FUND.........  declared and paid annually        annually           annually
AIM GLOBAL GROWTH FUND....................  declared and paid annually        annually           annually
AIM GLOBAL INCOME FUND....................  declared daily; paid monthly      annually           annually
AIM GLOBAL UTILITIES FUND.................  declared daily; paid monthly      annually           annually
AIM GROWTH FUND...........................  declared and paid annually        annually           annually
AIM HIGH INCOME MUNICIPAL FUND............  declared daily; paid monthly      annually           annually
AIM HIGH YIELD FUND.......................  declared daily; paid monthly      annually           annually
AIM INCOME FUND...........................  declared daily; paid monthly      annually           annually
AIM INTERMEDIATE GOVERNMENT FUND..........  declared daily; paid monthly      annually           annually
AIM INTERNATIONAL EQUITY FUND.............  declared and paid annually        annually           annually
AIM LIMITED MATURITY TREASURY FUND........  declared daily; paid monthly      annually           annually
AIM MONEY MARKET FUND.....................  declared daily; paid monthly      at least annually  annually
AIM MUNICIPAL BOND FUND...................  declared daily; paid monthly      annually           annually
AIM TAX-EXEMPT BOND FUND OF CONNECTICUT...  declared daily; paid monthly      annually           annually
AIM TAX-EXEMPT CASH FUND..................  declared daily; paid monthly      at least annually  annually
AIM TAX-FREE INTERMEDIATE FUND............  declared daily; paid monthly      annually           annually
AIM VALUE FUND............................  declared and paid annually        annually           annually
AIM WEINGARTEN FUND.......................  declared and paid annually        annually           annually

  In determining the amount of capital gains, if any, available for distribution, net capital gains are offset against available net capital losses, if any, carried forward from previous fiscal periods.

  All dividends and distributions of an AIM Fund are automatically reinvested on the payment date in full and fractional shares of such fund, unless the shareholder has made an alternate election as to the method of payment. Dividends and distributions attributable to a class are reinvested in additional shares of such class, absent an election by a shareholder to receive cash or to have such dividends and distributions reinvested in like shares of another Multiple Class Fund, to the extent permitted. For funds that do not declare a dividend daily, such dividends and distributions will be reinvested at the net asset value per share determined on the ex-dividend date. For funds that declare a dividend daily, such dividends and distributions will be reinvested at the net asset value per share determined on the payable date. Shareholders may elect, by written notice to the Transfer Agent, to receive such distributions, or the dividend portion thereof, in cash, or to invest such dividends and distributions in shares of another fund in the AIM Funds; provided that (i) dividends and distributions attributable to Class B shares may only be reinvested in Class B shares, (ii) dividends and distributions attributable to Class C shares may only be reinvested in Class C shares (iii) dividends and distributions attributable to Class A shares may not be reinvested in Class B or Class C shares, and (iv) dividends and distributions attributable to the AIM Cash Reserve Shares of AIM MONEY MARKET FUND may not be reinvested in the Class A shares of that Fund or in any Class B or Class C shares. Investors who have not previously selected such a reinvestment option on the account application form may contact the Transfer Agent at any time to obtain a form to authorize such reinvestments in another AIM Fund. Such reinvestments into the AIM Funds are not subject to sales charges, and shares so purchased are automatically credited to the account of the shareholder.

  Dividends on Class B and Class C shares (except Class C shares of AIM ADVISOR CASH MANAGEMENT FUND) are expected to be lower than those for Class A shares or AIM Cash Reserve Shares because of higher distribution fees paid by Class B and Class C shares
                                                                       MCF-01/98

(except Class C shares of AIM ADVISOR CASH MANAGEMENT FUND).
Dividends on all shares may also be affected by other class-specific expenses.

  Changes in the form of dividend and distribution payments may be made by the shareholder at any time by notice to the Transfer Agent and are effective as to any subsequent payment if such notice is received by the Transfer Agent prior to the record date of such payment. Any dividend and distribution election remains in effect until the Transfer Agent receives a revised written election by the shareholder.

  Any dividend or distribution paid by a fund which does not declare dividends daily has the effect of reducing the net asset value per share on the ex-dividend date by the amount of the dividend or distribution. Therefore, a dividend or distribution declared shortly after a purchase of shares by an investor would represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to income taxes, as discussed below.

TAX MATTERS

  Each AIM Fund has qualified and intends to qualify for treatment as a regulated investment company under Subchapter M of the Code. As long as a fund qualifies for this tax treatment, it is not subject to federal income taxes on net investment income and capital gains that are distributed to shareholders. Each fund, for purposes of determining taxable income, distribution requirements and other requirements of Subchapter M, is treated as a separate corporation. Therefore, no fund may offset its gains against another fund's losses and each fund must individually comply with all of the provisions of the Code which are applicable to its operations.

TAX TREATMENT OF DISTRIBUTIONS -- GENERAL. Because each AIM Fund intends to distribute substantially all of its net investment income and net realized capital gains to its shareholders, it is not expected that any such fund will be required to pay any federal income tax. Each AIM Fund also intends to meet the distribution requirements of the Code to avoid the imposition of a non-deductible 4% excise tax calculated as a percentage of certain undistributed amounts of taxable ordinary income and capital gain net income. Nevertheless, shareholders normally are subject to federal income taxes, and any applicable state and local income taxes, on the dividends and distributions received by them from a fund whether in the form of cash or additional shares of a fund, except for tax-exempt dividends paid by AIM HIGH INCOME MUNICIPAL FUND, AIM MUNICIPAL BOND FUND, AIM TAX-EXEMPT BOND FUND OF CONNECTICUT, AIM TAX-EXEMPT CASH FUND, and AIM TAX-FREE INTERMEDIATE FUND (the "Tax-Exempt Funds") which are exempt from federal tax. Dividends paid by a fund (other than capital gain distributions) may qualify for the federal 70% dividends received deduction for corporate shareholders to the extent of the qualifying dividends received by the fund on domestic common or preferred stock. It is not likely that dividends received from AIM ADVISOR CASH MANAGEMENT FUND, AIM ADVISOR INCOME FUND, AIM ADVISOR INTERNATIONAL VALUE FUND, AIM ADVISOR REAL ESTATE FUND, AIM ASIAN GROWTH FUND, AIM EUROPEAN DEVELOPMENT FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL INCOME FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EQUITY FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MONEY MARKET FUND, AIM MUNICIPAL BOND FUND, AIM TAX-EXEMPT BOND FUND OF CONNECTICUT, AIM TAX-EXEMPT CASH FUND or AIM TAX-FREE INTERMEDIATE FUND will qualify for this dividends received deduction. Shortly after the end of each year, shareholders will receive information regarding the amount and federal income tax treatment of all distributions paid during the year. Certain dividends declared in October, November or December of a calendar year are taxable to shareholders as though received on December 31 of that year if paid to shareholders during January of the following calendar year. No gain or loss will be recognized by shareholders upon the automatic conversion of Class B shares of a Multiple Class Fund into Class A shares of such Fund. With respect to tax-exempt shareholders, distributions from the Funds will not be subject to federal income taxation to the extent permitted under the applicable tax-exemption.

  For each redemption of a fund's shares by a non-exempt shareholder, the fund or the securities dealer effecting the transaction is required to file an information return with the IRS.

  TO AVOID BEING SUBJECT TO FEDERAL INCOME TAX WITHHOLDING AT THE RATE OF 31% ON DIVIDENDS, DISTRIBUTIONS AND REDEMPTION PAYMENTS, SHAREHOLDERS OF A FUND MUST FURNISH THE FUND WITH THEIR TAXPAYER IDENTIFICATION NUMBER AND CERTIFY UNDER PENALTIES OF PERJURY THAT THE NUMBER PROVIDED IS CORRECT AND THAT THEY ARE NOT SUBJECT TO BACKUP WITHHOLDING FOR ANY REASON.

  Under existing provisions of the Code, nonresident alien individuals, foreign partnerships and foreign corporations may be subject to federal income tax withholding at a 30% rate on ordinary income dividends and distributions (other than exempt-interest dividends and capital gain dividends) and return of capital distributions. Under applicable treaty law, residents of treaty countries may qualify for a reduced rate of withholding or a withholding exemption.

  DISTRIBUTIONS MAY BE SUBJECT TO TREATMENT UNDER FOREIGN, STATE OR LOCAL TAX LAWS THAT DIFFERS FROM THE FEDERAL INCOME TAX CONSEQUENCES DISCUSSED HEREIN. ADDITIONAL INFORMATION ABOUT TAXES IS SET FORTH IN THE STATEMENT OF ADDITIONAL INFORMATION.

  TAX-EXEMPT FUNDS -- SPECIAL TAX INFORMATION. Shareholders will not be required to include the "exempt-interest" portion of dividends paid by the Tax-Exempt Funds in their gross income for federal income tax purposes. However, shareholders will be required to report the receipt of exempt-interest dividends and other tax-exempt interest on their federal income tax returns. Moreover, exempt-interest dividends from the Tax-Exempt Funds may be subject to state income taxes, may give rise to a federal alternative minimum tax liability, may affect the amount of social security benefits subject to federal income tax, may affect the deductibility of inter-
                                                                       MCF-01/98
est on certain indebtedness of the shareholder, and may have other collateral federal income tax consequences. The Tax-Exempt Funds may invest in Municipal Securities the interest on which will constitute an item of tax preference and which therefore could give rise to a federal alternative minimum tax liability for shareholders, and may invest up to 20% of their net assets in such securities and other taxable securities. For additional information concerning the alternative minimum tax and certain collateral tax consequences of the receipt of exempt-interest dividends, see the Statements of Additional Information applicable to the Tax-Exempt Funds.

  The Tax-Exempt Funds may pay dividends to shareholders which are taxable, but will endeavor to avoid investments which would result in taxable dividends. The percentage of dividends which constitute exempt-interest dividends, and the percentage thereof (if any) which constitute an item of tax preference, will be determined annually. This percentage may differ from the actual percentages for any particular day.

  To the extent that dividends are derived from taxable investments or net realized short-term capital gains, they will constitute ordinary income for federal income tax purposes, whether received in cash or additional shares. Distributions of net long-term capital gains will be taxable as long-term capital gains, whether received in cash or additional shares, and regardless of the length of time a particular shareholder may have held his shares.

  From time to time, proposals have been introduced before Congress that would have the effect of reducing or eliminating the federal tax exemption on Municipal Securities. If such a proposal were enacted, the ability of the Tax-Exempt Funds to pay exempt-interest dividends might be adversely affected.

  AIM INTERMEDIATE GOVERNMENT FUND and AIM LIMITED MATURITY TREASURY
FUND -- SPECIAL TAX INFORMATION. Certain states exempt from state income taxes dividends paid by mutual funds out of interest on U.S. Treasury and certain other U.S. Government obligations, and investors should consult with their own tax advisors concerning the availability of such exemption.

  AIM ADVISOR INTERNATIONAL VALUE FUND, AIM ASIAN GROWTH FUND, AIM EUROPEAN DEVELOPMENT FUND, AIM INTERNATIONAL EQUITY FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL INCOME FUND AND AIM GLOBAL UTILITIES FUND -- SPECIAL TAX INFORMATION. For taxable years in which it is eligible to do so, each of these funds may elect to pass through to shareholders credits for foreign taxes paid. If the fund makes such an election, a shareholder who receives a distribution (1) will be required to include in gross income his proportionate share of foreign taxes allocable to the distribution and (2) may claim a credit or deduction for such share for his taxable year in which the distribution is received, subject to the general limitations imposed on the allowance of foreign tax credits and deductions. Shareholders should also note that certain gains or losses attributable to fluctuations in exchange rates or foreign currency forward contracts may increase or decrease the amount of income of the fund available for distribution to shareholders, and should note that if such losses exceed other income during a taxable year, the fund would not be able to pay ordinary income dividends.

--------------------------------------------------------------------------------

GENERAL INFORMATION

  CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, serves as custodian for the portfolio securities and cash of the AIM Funds other than AIM HIGH INCOME MUNICIPAL FUND, AIM MUNICIPAL BOND FUND, AIM LIMITED MATURITY TREASURY FUND, AIM TAX-EXEMPT BOND FUND OF CONNECTICUT, AIM TAX-EXEMPT CASH FUND and AIM TAX-FREE INTERMEDIATE FUND, for which The Bank of New York, 90 Washington Street, 11th Floor, New York, New York 10286, serves as custodian. Texas Commerce Bank National Association, P.O. Box 2558, Houston, Texas 77252-8084, serves as Sub-Custodian for retail purchases of the AIM Funds.

  A I M Fund Services, Inc., P.O. Box 4739, Houston, Texas 77210-4739, a wholly owned subsidiary of AIM, serves as each AIM Fund's transfer agent and dividend payment agent.

  LEGAL COUNSEL. The law firm of Ballard Spahr Andrews & Ingersoll, Philadelphia, Pennsylvania, serves as counsel to the AIM Funds and passes upon legal matters.

  SHAREHOLDER INQUIRIES. Shareholder inquiries concerning their accounts should be directed to an A I M Fund Services, Inc. Client Services Representative by calling (800) 959-4246. The Transfer Agent may impose certain copying charges for requests for copies of shareholder account statements and other historical account information older than the current year and the immediately preceding year.

  OTHER INFORMATION. This Prospectus sets forth basic information that investors should know about the fund(s) named on the cover page prior to investing. Recipients of this Prospectus will be provided with a copy of the annual report of the fund(s) to which this Prospectus relates, upon request and without charge. If several members of a household own shares of the same fund, only one annual or semi-annual report will be mailed to that address. To receive additional copies, please call (800) 347-4246, or write to A I M Distributors, Inc., P.O. Box 4739, Houston, Texas 77210-4739. A Statement of Additional Information has been filed with the SEC and is available upon request and without charge, by writing or calling AIM Distributors. The SEC maintains a Web site at http://www.sec.gov that contains the Statement of Additional Information, material incorporated by reference, and other information regarding the Fund. This Prospectus omits certain information contained in the registration statement filed with the SEC. Copies of the registration statement, including items omitted from this Prospectus, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.
                                                                       MCF-01/98

                            APPLICATION INSTRUCTIONS

  SOCIAL SECURITY OR TAXPAYER ID NUMBER. Investors should make sure that the social security number or taxpayer identification number (TIN) which appears in
Section 1 of the Application complies with the following guidelines:
--------------------------------------------------------------------------------

                                   GIVE SOCIAL SECURITY                                           GIVE TAXPAYER I.D.
        ACCOUNT TYPE                    NUMBER OF:                     ACCOUNT TYPE                   NUMBER OF:
      Individual              Individual                       Trust, Estate, Pension        Trust, Estate, Pension
                                                               Plan Trust                    Plan Trust and not
                                                                                             personal TIN of fiduciary

      Joint Individual        First individual listed in the
                              "Account Registration" portion
                              of the Application

      Unif. Gifts to          Minor                            Corporation, Partnership,     Corporation, Partnership,
      Minors/Unif.                                             Other Organization            Other Organization
      Transfers to Minors

      Legal Guardian          Ward, Minor or
                              Incompetent

      Sole Proprietor         Owner of Business                Broker/Nominee                Broker/Nominee

--------------------------------------------------------------------------------

  Applications without a certified TIN will not be accepted unless the applicant is a nonresident alien, foreign corporation or foreign partnership and has attached a completed IRS Form W-8.

  BACKUP WITHHOLDING. Each AIM Fund, and other payers, must, according to IRS regulations, withhold 31% of redemption payments and reportable dividends (whether paid or accrued) in the case of any shareholder who fails to provide the Fund with a TIN and a certification that he is not subject to backup withholding.

  An investor is subject to backup withholding if:

  (1) the investor fails to furnish a correct TIN to the Fund, or

  (2) the IRS notifies the Fund that the investor furnished an incorrect TIN, or

  (3) the investor is notified by the IRS that the investor is subject to backup withholding because the investor failed to report all of the interest and dividends on such investor's tax return (for reportable interest and dividends only), or

  (4) the investor fails to certify to the Fund that the investor is not subject to backup withholding under (3) above (for reportable interest and dividend accounts opened after 1983 only), or

  (5) the investor does not certify his TIN. This applies only to reportable interest, dividend, broker or barter exchange accounts opened after 1983, or broker accounts considered inactive during 1983.

  Except as explained in (5) above, other reportable payments are subject to backup withholding only if (1) or (2) above applies.

  Certain payees and payments are exempt from backup withholding and information reporting and such entities should check the box "Exempt from Backup Withholding" on the Application. A complete listing of such exempt entities appears in the Instructions for the Requester of Form W-9 (which can be obtained from the IRS) and includes, among others, the following:

- a corporation
- an organization exempt from tax under Section 501(a), an individual retirement plan (IRA), or a custodial account under Section 403(b)(7)
- the United States or any of its agencies or instrumentalities
- a state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities
- a foreign government or any of its political subdivisions, agencies or instrumentalities
- an international organization or any of its agencies or instrumentalities
- a foreign central bank of issue
- a dealer in securities or commodities required to register in the U.S. or a possession of the U.S.
- a futures commission merchant registered with the Commodity Futures Trading Commission
- a real estate investment trust
- an entity registered at all times during the tax year under the Investment Company Act of 1940
- a common trust fund operated by a bank under Section 584(a)
- a financial institution
- a middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List
- a trust exempt from tax under Section 664 or described in Section 4947

  Investors should contact the IRS if they have any questions concerning entitlement to an exemption from backup withholding.
NOTE: Section references are to sections of the Code.

  IRS PENALTIES -- Investors who do not supply the AIM Funds with a correct TIN will be subject to a $50 penalty imposed by the IRS unless such failure is due to reasonable cause and not willful neglect. If an investor falsifies information on this form or makes any other false statement resulting in no backup withholding on an account which should be subject to backup withholding, such investor may be subject to a $500 penalty imposed by the IRS and to certain criminal penalties including fines and/or imprisonment.
                                                                       MCF-01/98

  NONRESIDENT ALIENS -- Nonresident alien individuals and foreign entities are not subject to the backup withholding previously discussed, but must certify their foreign status by attaching IRS Form W-8 to their application. Form W-8 remains in effect for three calendar years beginning with the calendar year in which it is received by the Fund. Such shareholders may, however, be subject to appropriate withholding as described in the Prospectus under "Dividends, Distributions and Tax Matters."

  SPECIAL INFORMATION REGARDING TELEPHONE EXCHANGE PRIVILEGE. By signing the new Account Application form, an investor appoints the Transfer Agent as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by the Transfer Agent in the designated account(s), or in any other account with any of the AIM Funds, present or future, which has the identical registration as the designated account(s), with full power of substitution in the premises. The Transfer Agent and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption proceeds to be applied to purchase shares in any one or more of the AIM Funds, provided that such fund is available for sale and provided that the registration and mailing address of the shares to be purchased are identical to the registration of the shares being redeemed. An investor acknowledges by signing the form that he understands and agrees that the Transfer Agent and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone exchange requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transaction. The Transfer Agent reserves the right to cease to act as attorney-in-fact subject to this appointment, and AIM Distributors reserves the right to modify or terminate the telephone exchange privilege at any time without notice.

  SPECIAL INFORMATION REGARDING TELEPHONE REDEMPTION PRIVILEGE. By signing the new Account Application form, an investor appoints the Transfer Agent as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by the Transfer Agent in the designated account(s), present or future, with full power of substitution in the premises. The Transfer Agent and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption. An investor acknowledges by signing the form that he understands and agrees that the Transfer Agent and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone redemption requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transactions. The Transfer Agent reserves the right to cease to act as attorney-in-fact subject to this appointment, and AIM Distributors reserves the right to modify or terminate the telephone redemption privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any exchanges must be effected in writing by the investor (see the applicable Fund's prospectus under the caption "Exchange Privilege -- Exchanges by Mail").
                                                                       MCF-01/98

[AIM LOGO APPEARS HERE]

       THE AIM FAMILY OF FUNDS--Registered Trademark--

Investment Advisor
A I M Advisors, Inc.
11 Greenway Plaza, Suite 100
Houston, TX 77046-1173

Sub-Advisor
INVESCO Global Asset Management Limited
Cedar House, 41 Cedar Avenue
Hamilton, HM 12 Bermuda

Sub-Sub-Advisor
INVESCO Asset Management Limited
11 Devonshire Square
London, England EC2M4YR

Transfer Agent
A I M Fund Services, Inc.
P.O. Box 4739
Houston TX 77210-4739

Custodian
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Principal Underwriter
A I M Distributors, Inc.
P.O. Box 4739
Houston, TX 77210-4739

Independent Accountants
KPMG Peat Marwick LLP
700 Louisiana
NationsBank Bldg.
Houston, TX 77002

For more complete information about any other Fund in The AIM Family of Funds--Registered Trademark--, including charges and expenses, please call
(800) 347-4246 or write to A I M Distributors, Inc. and request a free prospectus. Please read the prospectus carefully before you invest or send money.

EDF-PRO-1